Exhibit 99.4

EVALUATION SUMMARY

ENERGY & EXPLORATION PARTNERS, LLC INTERESTS

COLORADO AND TEXAS

PROVED DEVELOPED PRODUCING RESERVES AS OF APRIL 1, 2013

EVALUATION SUMMARY

ENERGY & EXPLORATION PARTNERS, LLC INTERESTS

COLORADO AND TEXAS PROVED DEVELOPED PRODUCING RESERVES

AS OF APRIL 1, 2013

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

Texas Registered Engineering Firm F-693

KENNETH J. MUELLER. P. E. 86132 VICE-PRESIDENT

CAWLEY, GILLESPIE & ASSOCIATES, INC.
PETROLEUM CONSULTANTS

13640 BRIARWICK DRIVE, SUITE 100
AUSTIN, TEXAS 78729-1707
512-249-7000

306 WEST SEVENTH STREET, SUITE 302
FORT WORTH, TEXAS 76102-4987
817-336-2461
www.cgaus.com

1000 LOUISIANA STREET, SUITE 625
HOUSTON, TEXAS 77002-5008
713-651-9944

April 18, 2013

Mr. Hunt Pettit
Energy & Exploration Partners, LLC
Two City Place, Suite 1700
100 Throckmorton Street
Fort Worth, Texas 76102

Re: Evaluation Summary
Energy & Exploration Partners Interests
Colorado and Texas
Proved Developed Producing Reserves
As of April 1, 2013

Dear Mr. Pettit:

As requested, we are submitting this report, completed April 18, 2013, of the estimates of the proved developed producing reserves and the forecasts of the resulting economics effective as of April 1, 2013 attributable to the Energy & Exploration Partners, LLC interests in certain producing properties located in Weld County, Colorado, Leon and Madison Counties, Texas. We understand that this report may be used for IRS or SEC purposes. This report has been prepared for Energy & Exploration Partners, LLC pursuant to the rules, regulations and guidelines of the Securities and Exchange Commission, Item 1202 (a) (8) of Regulation S-K, for reporting corporate reserves and future net revenue. The results of these evaluations are presented in the accompanying tabulations and are summarized below:

	Proved Developed Producing
Net Reserves	
Oil, Mbbl	202.1
Gas, MMcf	1,136.1
Net Revenue	
Oil, M$	18,184.4
Gas, M$	2,903.1
Production Taxes, M$	1,054.4
Ad Valorem Taxes, M$	494.5
Operating Expenses, M$	7,705.7
Investments, M$	0.0
Future Net Cash Flow, M$	11,832.9
10% Discounted Cash Flow, M$	8,710.6

The discounted cash flow value shown above should not be construed to represent an estimate of fair market value by Cawley, Gillespie & Associates, Inc. In accordance with the Securities and Exchange Commission guidelines, the future net cash flow, operating income (BFIT), has been discounted at an annual rate of 10% to determine its "present worth". The discounted value, "present worth", is indicative of the time value of money.

Mr. Hunt Pettit

Energy & Exploration Partners, LLC Interests April 18, 2013 Page 2

Following this report letter is a Table I – PDP presenting composite reserves estimates and economic forecasts for the proved developed producing reserves category. Table I is followed by a Table II – PDP “oneline” summary that presents estimates of ultimate recovery, gross and net reserves, ownership, revenue, expenses, investments, net income and discounted cash flow for the individual properties that make up the corresponding Table I. Following the Table II are the individual production history and forecast graphs and the individual economics tables for the properties evaluated. The data presented in the tables are explained on page 1 of the Appendix. The methods employed in estimating reserves are described on page 2 of the Appendix.

As to the assumptions, methods and procedures used in connection with the preparation of this report, prices were forecast in accordance with Securities and Exchange Commission rules and guidelines. The prices are determined as an unweighted arithmetic average of the first-day-of-the-month benchmark price for each of the twelve months prior to the effective date April 1, 2013. The 12-month average benchmark Henry Hub spot gas price of $2.970 per MMBtu and 12-month average benchmark WTI Cushing spot oil price of $92.63 per barrel (source: Wall Street Journal) were used. The oil and gas prices were held constant throughout the life of the properties. The prices were adjusted for gravity, quality, heating value, shrinkage, transportation and marketing. For these properties, the resulting oil and gas prices are $89.967 per barrel and $2.555 per MCF, respectively.

For these properties, the proved producing reserves are forecast using the production performance and analogy methods. An on-site field inspection of the properties has not been performed. The mechanical operation or conditions of the wells and their related facilities have not been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have not been included.

The reserve classifications conform to the definitions and criteria of the Securities and Exchange Commission as defined in pages 3-4 of the Appendix. The reserves and economics are predicated on the regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions which could affect the reserves and economics have not been considered. We are not aware of any legislative changes or restrictive actions that may possibly impact the reserves or economics as presented. Possible environmental liability related to the properties has not been investigated nor considered. The assumptions, data, methods and procedures as described are appropriate for the purpose of this report. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. Due to the inherent uncertainties of reserves estimates, future production rates, commodity prices, costs and expenses, it should be realized that the reserves actually recovered, the revenue received and the actual cost incurred could be more or less than the estimated amounts.

The reserves estimates were based on interpretations of factual data furnished by your office or Energy

& Exploration Partners. Oil and gas prices, pricing differentials, expense and cost data, tax values, the subject wells and ownership interests were supplied by you or Energy & Exploration Partners and were accepted as furnished. To some extent, information from public records has been used to check or supplement these data. The basic engineering and geological data were subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. We have used all methods and procedures that we consider necessary under the circumstances to prepare this report.

Cawley, Gillespie & Associates, Inc. is independent with respect to Energy & Exploration Partners, LLC as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers. Neither Cawley, Gillespie & Associates, Inc. nor any of its

Mr. Hunt Pettit

Energy & Exploration Partners, LLC Interests April 18, 2013 Page 3

employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future performance of the subject properties. Cawley, Gillespie and Associates, Inc. is a Texas registered engineering firm, F-693, of professional engineers and geologists serving the oil and gas industry for over fifty years.

This report was prepared for the use of Energy & Exploration Partners, LLC. This letter should not be used, circulated or quoted for any other purpose without your express written consent and that of Cawley, Gillespie & Associates, Inc. or except as required by law. Our work papers and related data are available for inspection and review by authorized, interested parties.

Respectively Submitted,

CAWLEY, GILLESPIE & ASSOCIATES, INC.

Texas Registered Engineering Firm F-693

Kenneth J. Mueller, PE 86132 Vice President

Table I—Proved Developed Producing

Composite of Reserve Estimates and Economic Forecasts Energy & Exploration Partners LLC Interests Colorado and Texas Proved Developed Producing Reserves As of April 1, 2013

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 140.9 385.9 0.0 35.925 114.965 0.000 89.960 2.727 0.000

12-2014 106.8 310.9 0.0 30.844 113.329 0.000 89.981 2.628 0.000

12-2015 74.1 228.7 0.0 22.398 92.393 0.000 89.988 2.586 0.000

12-2016 57.0 178.0 0.0 17.566 72.442 0.000 89.992 2.583 0.000

12-2017 46.3 152.5 0.0 14.463 64.338 0.000 89.996 2.568 0.000

12-2018 39.6 134.5 0.0 12.424 58.283 0.000 89.995 2.558 0.000

12-2019 33.2 117.2 0.0 9.663 51.293 0.000 89.976 2.556 0.000

12-2020 28.9 105.0 0.0 8.054 46.514 0.000 89.964 2.554 0.000

12-2021 26.2 96.7 0.0 7.303 43.437 0.000 89.963 2.549 0.000

12-2022 24.0 89.8 0.0 6.688 40.762 0.000 89.963 2.545 0.000

12-2023 22.2 83.9 0.0 6.173 38.399 0.000 89.963 2.542 0.000

12-2024 20.6 78.7 0.0 5.735 36.278 0.000 89.962 2.539 0.000

12-2025 19.2 73.9 0.0 5.349 34.340 0.000 89.962 2.536 0.000

12-2026 17.9 69.5 0.0 5.000 32.532 0.000 89.963 2.534 0.000

12-2027 16.7 65.3 0.0 4.675 30.822 0.000 89.963 2.531 0.000

S Tot 673.5 2,170.5 0.0 192.260 870.128 0.000 89.976 2.590 0.000

After 60.0 426.4 0.0 9.863 265.995 0.000 89.794 2.443 0.000

Total 733.4 2,596.8 0.0 202.123 1,136.123 0.000 89.967 2.555 0.000

Cum 330.1 4,179.5

Ult 1,063.5 6,776.3

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 3,231.816 313.508 0.000 0.000 3,545.324 148.820 23.382 0.000 3,373.123

12-2014 2,775.412 297.848 0.000 0.000 3,073.260 127.799 22.230 0.000 2,923.231

12-2015 2,015.509 238.897 0.000 0.000 2,254.406 92.805 17.841 0.000 2,143.760

12-2016 1,580.819 187.102 0.000 0.000 1,767.921 72.789 13.973 0.000 1,681.159

12-2017 1,301.617 165.221 0.000 0.000 1,466.838 59.934 12.342 0.000 1,394.562

12-2018 1,118.135 149.066 0.000 0.000 1,267.200 51.485 11.138 0.000 1,204.578

12-2019 869.433 131.125 0.000 0.000 1,000.558 40.038 9.798 0.000 950.723

12-2020 724.590 118.776 0.000 0.000 843.366 33.370 8.876 0.000 801.120

12-2021 656.993 110.701 0.000 0.000 767.695 30.257 8.273 0.000 729.164

12-2022 601.630 103.727 0.000 0.000 705.357 27.707 7.753 0.000 669.897

12-2023 555.380 97.598 0.000 0.000 652.978 25.577 7.295 0.000 620.106

12-2024 515.894 92.115 0.000 0.000 608.009 23.758 6.886 0.000 577.364

12-2025 481.182 87.101 0.000 0.000 568.283 22.160 6.511 0.000 539.612

12-2026 449.790 82.422 0.000 0.000 532.211 20.714 6.162 0.000 505.336

12-2027 420.596 78.004 0.000 0.000 498.600 19.369 5.832 0.000 473.398

S Tot 17,298.797 2,253.211 0.000 0.000 19,552.006 796.582 168.290 0.000 18,587.133

After 885.624 649.881 0.000 0.000 1,535.505 40.835 48.661 0.000 1,446.009

Total 18,184.420 2,903.092 0.000 0.000 21,087.512 837.417 216.951 0.000 20,033.143

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 83.276 12.0 5.87 481.960 0.000 0.000 565.236 2,807.887 2,807.887 2,719.214

12-2014 72.204 12.0 5.87 620.281 0.000 0.000 692.485 2,230.746 5,038.633 4,707.505

12-2015 52.975 11.0 5.87 608.198 0.000 0.000 661.173 1,482.587 6,521.220 5,907.725

12-2016 41.546 10.0 4.87 568.001 0.000 0.000 609.547 1,071.612 7,592.832 6,696.019

12-2017 34.466 9.0 4.62 549.190 0.000 0.000 583.656 810.906 8,403.738 7,238.165

12-2018 29.775 9.0 4.62 546.511 0.000 0.000 576.286 628.292 9,032.030 7,619.986

12-2019 23.472 9.0 4.62 430.395 0.000 0.000 453.867 496.856 9,528.886 7,894.397

12-2020 19.765 8.0 3.62 371.765 0.000 0.000 391.530 409.590 9,938.476 8,100.012

12-2021 17.992 8.0 3.62 370.490 0.000 0.000 388.482 340.683 10,279.159 8,255.482

12-2022 16.531 8.0 3.62 369.438 0.000 0.000 385.970 283.927 10,563.086 8,373.273

12-2023 15.304 8.0 3.62 368.555 0.000 0.000 383.859 236.247 10,799.333 8,462.375

12-2024 14.250 8.0 3.62 367.801 0.000 0.000 382.052 195.313 10,994.646 8,529.348

12-2025 13.320 8.0 3.62 367.149 0.000 0.000 380.468 159.144 11,153.790 8,578.965

12-2026 12.475 8.0 3.62 366.556 0.000 0.000 379.030 126.305 11,280.095 8,614.774

12-2027 11.687 8.0 3.62 365.999 0.000 0.000 377.686 95.712 11,375.807 8,639.454

S Tot 459.037 6,752.288 0.000 0.000 7,211.326 11,375.807 11,375.807 8,639.454

After 35.505 953.412 0.000 0.000 988.917 457.093 11,832.900 8,710.650

Total 494.542 7,705.700 0.000 0.000 8,200.242 11,832.900 11,832.900 8,710.650

SEC March 31, 2013 Prices Percent Cum. Disc.

Cushing WTI Henry Hub 5.00 9,951.654

Year Oil $/STB Gas $/MMBTU 10.00 8,710.646

2013 92.63 2.97 15.00 7,821.244

Thereafter Flat Flat 20.00 7,147.652

Cap 92.63 2.97

25.00 6,617.027

30.00 6,186.488

9 Months in first year 37.917 Year Life (03/2051)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. 04/18/2013 10:31:52

TEXAS REGISTERED ENGINEERING FIRM F-693.

Summary

Cawley, Gillespie & Associates, Inc.

Table II - Proved Developed Producing

Lease Reserve Summary
Energy & Exploration Partners LLC Interests
Colorado and Texas
Proved Developed Producing Reserves
As of April 1, 2013

OPERATOR / LEASE NAME / Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery (MBBL / MMCF)	Gross Reserves (MBBL / MMCF)	Net Reserves (MBBL / MMCF)	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
DJ HORIZONTAL NIOBRARA -- WELD COUNTY, COLORADO												
CARRIZO OIL & GAS INCORP												
BARRACUDA 20-14-7-60			0.2562 NI	1	22.4	3.0	0.0	0.7	0.0	0.6	0.2	0.2
1 PDP Oil 20-14		21	0.3125 WI	1.0	87.8	21.7	0.1	0.2	0.0	0.0		
WATTENBERG (NIOBRARA) -- WELD COUNTY, COLORADO												
PDC ENERGY												
MOSS			7.4166 NI	2	61.6	35.2	2.6	232.8	13.2	77.5	173.2	125.7
2 PDP Oil 14-16H		22	9.2707 WI	20.2	210.2	141.0	10.5	31.1	0.0	0.0		
HALLIDAY (WOODBINE) -- LEON COUNTY, TEXAS												
ENERGY & EXPLORATION PAR												
CENTER RANCH A 1H			75.0000 NI	1	1.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0
3 PDP Oil 1H		1	100.0000 WI	0.0	0.7	0.0	0.0	0.0	0.0	0.0		
MADISONVILLE (EAGLE FORD) -- MADISON COUNTY, TEXAS												
HALCON OPERATING CO												
BAKER, CHARLES M ETAL			18.5750 NI	1	15.9	10.9	2.0	182.4	8.4	108.3	61.4	56.9
4 PDP Oil 1H		23	25.0000 WI	3.2	2.6	0.0	0.0	0.0	4.4	0.0		
MADISONVILLE (SUB-CLARKSVILLE) -- MADISON COUNTY, TEXAS												
CARTER-LANGHAM, INC.												
KEY 2			11.0027 NI	1	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
5 PDP Gas 2		2	14.3910 WI	0.0	1,182.4	0.0	0.0	0.0	0.0	0.0		
HALLIDAY (WOODBINE) -- MADISON COUNTY, TEXAS												
ENERGY & EXPLORATION PAR												
MCVEY UNIT A 2H			78.4775 NI	1	79.8	31.4	24.7	2,224.3	108.8	1,041.1	1,105.3	966.0
6 PDP Oil 2H		9	100.0000 WI	6.1	105.0	62.2	35.8	85.9	55.0	0.0		
KURTEN (SUB-CLARKSVILLE) -- MADISON COUNTY, TEXAS												
ENERGY & EXPLORATION PAR												
RASCO, G. D. 1			66.4216 NI	1	20.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0
7 PDP Gas 1		3	100.0000 WI	0.0	652.8	0.0	0.0	0.0	0.0	0.0		
RASCO, G. D. & ANNIE 2			81.9042 NI	1	11.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0
8 PDP Gas 2		4	100.0000 WI	0.0	835.3	0.0	0.0	0.0	0.0	0.0		
RASCO, G. D. & ANNIE 3			81.9042 NI	1	19.7	8.7	7.1	639.2	139.2	705.2	1,209.6	562.3
9 PDP Gas 3		5	100.0000 WI	37.9	1,502.4	762.2	616.1	1,464.0	49.1	0.0		
RASCO, G. D. 4			77.5500 NI	1	1.5	0.1	0.1	6.1	4.5	51.0	5.6	5.2
10 PDP Gas 4		6	100.0000 WI	2.8	182.7	30.7	23.8	56.5	1.5	0.0		
HALLIDAY (WOODBINE) -- MADISON COUNTY, TEXAS												
HALCON OPERATING CO INC												
SAMANTHA RIZZO OIL & GAS LTD			11.5396 NI	1	175.9	171.3	19.8	1,773.4	95.1	549.3	1,263.2	936.5
11 PDP Oil 2H		31	15.0000 WI	20.1	403.7	394.1	45.5	180.7	46.5	0.0		
SAMANTHA RIZZO OIL & GAS LTD			11.5396 NI	1	122.9	120.8	13.9	1,249.8	74.1	462.7	900.1	695.4
12 PDP Oil 3H		32	15.0000 WI	16.9	493.4	484.2	55.9	222.0	34.9	0.0		
DECKER OPERATING												
SHELDON UNIT 1H			10.2121 NI	1	232.9	211.3	21.6	1,935.3	96.9	504.7	1,390.0	990.8
13 PDP Oil		30	13.3650 WI	23.3	284.6	258.4	26.4	104.9	48.6	0.0		
HILLTOP RESORT (BOSSIER) -- MADISON COUNTY, TEXAS												
ENERGY & EXPLORATION PAR												
THEISS			80.3405 NI	1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0
14 PDP Gas 1		7	100.0000 WI	0.0	28.4	0.0	0.0	0.0	0.0	0.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

4/18/2013 10:32:25 AM

Cawley, Gillespie & Associates, Inc.

Page 1

Table II - Proved Developed Producing (cont.)

Lease Reserve Summary
Energy & Exploration Partners LLC Interests
Colorado and Texas
Proved Developed Producing Reserves
As of April 1, 2013

OPERATOR LEASE NAME Table Class Major Well No.	Start Date	ASN	Current Interest %	WellCnt Life	Ultimate Recovery MBBL / MMCF	Gross Reserves MBBL / MMCF	Net Reserves MBBL / MMCF	Oil Revenue / Gas Revenue M$ / M$	Prod Tax / Adv. Tax M$ / M$	Expenses / Investments M$ / M$	Future Net Cash Flow M$	Cash Flow Disc.@ 10.0 M$
MADISONVILLE WEST (WOODBINE A) -- MADISON COUNTY, TEXAS												
ENERGY & EXPLORATION PAR												
THEISS A 1H			80.3388 NI	1	105.3	60.0	48.2	4,347.3	200.6	1,486.4	2,565.3	1,981.2
15 PDP Oil 1H		10	100.0000 WI	14.8	39.6	25.3	10.1	9.0	103.9	0.0		
HALLIDAY (WOODBINE) -- MADISON COUNTY, TEXAS												
ENERGY & EXPLORATION PAR												
WC BULLARD A 1H			77.0000 NI	1	175.4	80.6	62.1	5,593.2	313.5	2,718.8	3,159.1	2,390.5
16 PDP Oil		8	100.0000 WI	15.4	764.8	416.9	312.1	748.9	150.7	0.0		
GRAND TOTAL				17	1,063.5	733.4	202.1	18,184.4	1,054.4	7,705.7	11,832.9	8,710.6
					6,776.3	2,596.8	1,136.1	2,903.1	494.5	0.0		

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
TEXAS REGISTERED ENGINEERING FIRM F-693.

4/18/2013 10:32:25 AM

Cawley, Gillespie & Associates, Inc.

Page 2

Rate-Time History-Forecast Curves And Tabular Reserves and Economics By Property

Cawley, Gillespie & Associates, Inc. Petroleum Consultants

Figure 1

CARRIZO OIL & GAS INCORP -- BARRACUDA 20-14-7-60 20-14

DJ HORIZONTAL NIOBRARA FIELD

WELD COUNTY, COLORADO

Reserve Category : PDP

As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl
Oil - bbls/mo	342.	60.1	1.10	42.3	192.	Initial 7,140. / Final 7,140.
Gas - mcf/mo	2,443.	60.1	1.10	42.3	1,369.	

	03/2013 Cumulatives	1.00 Year Life (04/2014) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	19.3	3.0	22.4	0.256 NI	0.008	0.695	0.043	0.604	0.214	0.208
Gas - mmcf	66.1	21.7	87.8	0.312 WI	0.056	0.165	0.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
TIME (years)

LOCATION: 20 7N 60W SW SW
Reservoir : NIOBRARA

● ⊗ ✱ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2012 First Data 01/2012 Last Data 01/2013
04 / 18 / 2013 10 : 34 : 34 21 API: 05123343870100

Cawley, Gillespie & Associates, Inc.

BARRACUDA 20-14-7-60 20-14
20 7N 60W SW SW
CO OIL 105,001,A023030

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 21*

Table 1

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves CARRIZO OIL & GAS INCORP — BARRACUDA 20-14-7-60 20-14 DJ HORIZONTAL NIOBRARA FIELD — WELD COUNTY, COLORADO

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 2.4 17.4 0.0 0.006 0.045 0.000 89.260 2.970 0.000

12-2014 0.6 4.3 0.0 0.002 0.011 0.000 89.260 2.970 0.000

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 3.0 21.7 0.0 0.008 0.056 0.000 89.260 2.970 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 3.0 21.7 0.0 0.008 0.056 0.000 89.260 2.970 0.000

Cum 19.3 66.1

Ult 22.4 87.8

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 0.558 0.133 0.000 0.000 0.691 0.028 0.007 0.000 0.656

12-2014 0.137 0.033 0.000 0.000 0.170 0.007 0.002 0.000 0.161

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.695 0.165 0.000 0.000 0.860 0.035 0.008 0.000 0.817

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.695 0.165 0.000 0.000 0.860 0.035 0.008 0.000 0.817

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 0.000 1.0 0.00 0.453 0.000 0.000 0.453 0.203 0.203 0.198

12-2014 0.000 1.0 0.00 0.151 0.000 0.000 0.151 0.010 0.214 0.208

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.604 0.000 0.000 0.604 0.214 0.214 0.208

After 0.000 0.000 0.000 0.000 0.000 0.000 0.214 0.208

Total 0.000 0.604 0.000 0.000 0.604 0.214 0.214 0.208

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 0.211

Oil Rate 342. 191. bbls/mo 60.2% 1.10 42.3% 0. 0. $ /w/mo Expense 0.3125 0.3125 10.00 0.208

Gas Rate 2,443. 1,369. Mcf/mo 60.2% 1.10 42.3% 16,100. 16,100. $ /mo

GOR 7,140. 7,140. scf/bbl Revenue 15.00 0.205

NGL Rate 0. 0. bbls/mo Oil 0.2562 0.2562 20.00 0.202

NGL Yield 0.0 0.0 bbl/MMcf Gas 0.2562 0.2562 25.00 0.200

Gas Shrinkage 0.0 0.0% 30.00 0.198

Oil Severance 5.0 5.0%

Gas Severance 5.0 5.0 % LOCATION: 20 7N 60W SW SW

NGL Severance 5.0 5.0%

Ad Valorem 0.0%

9 Months in first year 1.000 Year Life (04/2014)

DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 21 DEFAULT 04/18/2013 10:31:50

REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 1

Cawley, Gillespie & Associates, Inc.

Figure 2

PDC ENERGY -- MOSS 14-16H

WATTENBERG (NIOBRARA) FIELD

WELD COUNTY, COLORADO

Reserve Category : PDP

As of 04/2013

	As of 04/2013					GOR - scf/bbl			03/2013 Cumulatives	20.25 Year Life (07/2033) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}													
Oil - bbls/mo	815.	60.1	1.10	7.0	45.	Initial	Final	Oil - mbbls	26.4	35.2	61.6	7.416 NI	2.608	232.784	13.192	77.496	173.156	125.710
Gas - mcf/mo	3,267.	60.1	1.10	7.0	180.	4,010.	4,010.	Gas - mmcf	69.2	141.0	210.2	9.270 WI	10.458	31.060	0.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

TIME (years)

LOCATION: 16 7N 65W SW
Reservoir : NIOBRARA

MOSS 14-16H
16 7N 65W SW
CO OIL 105,001,A024954

● ⊗ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 03/2012 First Data 03/2012 Last Data 01/2013
04 / 18 / 2013 10 : 34 : 34 21 API: 0512334688

Cawley, Gillespie & Associates, Inc.

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 22*

Table 2

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves PDC ENERGY — MOSS 14-16H

WATTENBERG (NIOBRARA) FIELD — WELD COUNTY, COLORADO

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 5.8 23.3 0.0 0.431 1.728 0.000 89.260 2.970 0.000

12-2014 4.9 19.6 0.0 0.363 1.457 0.000 89.260 2.970 0.000

12-2015 3.5 13.9 0.0 0.258 1.033 0.000 89.260 2.970 0.000

12-2016 2.7 10.9 0.0 0.201 0.807 0.000 89.260 2.970 0.000

12-2017 2.2 9.0 0.0 0.166 0.664 0.000 89.260 2.970 0.000

12-2018 1.9 7.6 0.0 0.141 0.566 0.000 89.260 2.970 0.000

12-2019 1.7 6.7 0.0 0.123 0.495 0.000 89.260 2.970 0.000

12-2020 1.5 5.9 0.0 0.110 0.440 0.000 89.260 2.970 0.000

12-2021 1.3 5.3 0.0 0.099 0.396 0.000 89.260 2.970 0.000

12-2022 1.2 4.9 0.0 0.090 0.361 0.000 89.260 2.970 0.000

12-2023 1.1 4.5 0.0 0.083 0.331 0.000 89.260 2.970 0.000

12-2024 1.0 4.1 0.0 0.076 0.307 0.000 89.260 2.970 0.000

12-2025 1.0 3.8 0.0 0.071 0.285 0.000 89.260 2.970 0.000

12-2026 0.9 3.6 0.0 0.066 0.265 0.000 89.260 2.970 0.000

12-2027 0.8 3.3 0.0 0.061 0.246 0.000 89.260 2.970 0.000

S Tot 31.5 126.5 0.0 2.339 9.380 0.000 89.260 2.970 0.000

After 3.6 14.5 0.0 0.269 1.078 0.000 89.260 2.970 0.000

Total 35.2 141.0 0.0 2.608 10.458 0.000 89.260 2.970 0.000

Cum 26.4 69.2

Ult 61.6 210.2

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 38.465 5.132 0.000 0.000 43.597 1.923 0.257 0.000 41.418

12-2014 32.425 4.326 0.000 0.000 36.751 1.621 0.216 0.000 34.914

12-2015 22.999 3.069 0.000 0.000 26.067 1.150 0.153 0.000 24.764

12-2016 17.955 2.396 0.000 0.000 20.351 0.898 0.120 0.000 19.334

12-2017 14.790 1.973 0.000 0.000 16.763 0.739 0.099 0.000 15.925

12-2018 12.608 1.682 0.000 0.000 14.290 0.630 0.084 0.000 13.576

12-2019 11.009 1.469 0.000 0.000 12.478 0.550 0.073 0.000 11.854

12-2020 9.784 1.305 0.000 0.000 11.089 0.489 0.065 0.000 10.535

12-2021 8.814 1.176 0.000 0.000 9.990 0.441 0.059 0.000 9.491

12-2022 8.027 1.071 0.000 0.000 9.098 0.401 0.054 0.000 8.643

12-2023 7.374 0.984 0.000 0.000 8.358 0.369 0.049 0.000 7.940

12-2024 6.823 0.910 0.000 0.000 7.734 0.341 0.046 0.000 7.347

12-2025 6.343 0.846 0.000 0.000 7.189 0.317 0.042 0.000 6.829

12-2026 5.899 0.787 0.000 0.000 6.686 0.295 0.039 0.000 6.351

12-2027 5.486 0.732 0.000 0.000 6.218 0.274 0.037 0.000 5.907

S Tot 208.799 27.859 0.000 0.000 236.658 10.440 1.393 0.000 224.825

After 23.985 3.200 0.000 0.000 27.186 1.199 0.160 0.000 25.827

Total 232.784 31.060 0.000 0.000 263.844 11.639 1.553 0.000 250.652

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 0.000 2.0 0.19 2.870 0.000 0.000 2.870 38.547 38.547 37.322

12-2014 0.000 2.0 0.19 3.827 0.000 0.000 3.827 31.087 69.634 65.028

12-2015 0.000 2.0 0.19 3.827 0.000 0.000 3.827 20.937 90.571 81.975

12-2016 0.000 2.0 0.19 3.827 0.000 0.000 3.827 15.507 106.077 93.379

12-2017 0.000 2.0 0.19 3.827 0.000 0.000 3.827 12.098 118.175 101.465

12-2018 0.000 2.0 0.19 3.827 0.000 0.000 3.827 9.749 127.924 107.387

12-2019 0.000 2.0 0.19 3.827 0.000 0.000 3.827 8.027 135.950 111.820

12-2020 0.000 2.0 0.19 3.827 0.000 0.000 3.827 6.708 142.658 115.187

12-2021 0.000 2.0 0.19 3.827 0.000 0.000 3.827 5.664 148.322 117.771

12-2022 0.000 2.0 0.19 3.827 0.000 0.000 3.827 4.816 153.138 119.769

12-2023 0.000 2.0 0.19 3.827 0.000 0.000 3.827 4.113 157.251 121.320

12-2024 0.000 2.0 0.19 3.827 0.000 0.000 3.827 3.520 160.771 122.526

12-2025 0.000 2.0 0.19 3.827 0.000 0.000 3.827 3.002 163.773 123.462

12-2026 0.000 2.0 0.19 3.827 0.000 0.000 3.827 2.524 166.298 124.177

12-2027 0.000 2.0 0.19 3.827 0.000 0.000 3.827 2.080 168.378 124.713

S Tot 0.000 56.448 0.000 0.000 56.448 168.378 168.378 124.713

After 0.000 21.048 0.000 0.000 21.048 4.778 173.156 125.710

Total 0.000 77.496 0.000 0.000 77.496 173.156 173.156 125.710

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 144.827

Oil Rate 814. 44. bbls/mo 60.2% 1.10 7.0% 0. 0. $ /w/mo Expense 9.2708 9.2708 10.00 125.710

Gas Rate 3,267. 179. Mcf/mo 60.2% 1.10 7.0% 3,440. 3,440. $ /mo

GOR 4,010. 4,010. scf/bbl Revenue 15.00 112.021

NGL Rate 0. 0. bbls/mo Oil 7.4166 7.4166 20.00 101.742

NGL Yield 0.0 0.0 bbl/MMcf Gas 7.4166 7.4166 25.00 93.728

Gas Shrinkage 0.0 0.0% 30.00 87.290

Oil Severance 5.0 5.0%

Gas Severance 5.0 5.0 % LOCATION: 16 7N 65W SW

NGL Severance 5.0 5.0%

Ad Valorem 0.0%

9 Months in first year 20.250 Year Life (07/2033)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 22 DEFAULT 04/18/2013 10:31:50

TEXAS REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 2

Cawley, Gillespie & Associates, Inc.

Figure 3

ENERGY & EXPLORATION PAR -- CENTER RANCH A 1H 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PDP

As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		03/2013 Cumulatives	0.0 Year Life (04/2013) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	1.4	0.0	1.4	75.000 NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	0.7	0.0	0.7	100.000 WI	0.000	0.000	0.000	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
100.
10.
NON-COMMERCIAL
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031
TIME (years)

LOCATION: SEC: BLK: SRV:V
Reservoir : WOODBINE

• ⊕ ✻ -- Annual Averages Perfs: 9114 - 13800 Status:
First Production 03/2012 First Data 01/2012 Last Data 02/2012
04 / 18 / 2013 10 : 34 : 34 21 API: 422893192500

Cawley, Gillespie & Associates, Inc.

CENTER RANCH A 1H 1H
SEC: BLK: SRV:V
TX 05 OIL 142,030,025792

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 1*

Table 3

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — CENTER RANCH A 1H HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Cum 1.4 0.7

Ult 1.4 0.7

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 0.000

Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 100.0000 100.0000 10.00 0.000

Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0%

GOR 0. 0. scf/bbl Revenue 15.00 0.000

NGL Rate 0. 0. bbls/mo Oil 75.0000 75.0000 20.00 0.000

NGL Yield 0.0 0.0 bbl/MMcf Gas 75.0000 75.0000 25.00 0.000

Gas Shrinkage 0.0 0.0% 30.00 0.000

Oil Severance 0.0 0.0%

Gas Severance 0.0 0.0 % LOCATION: SEC: BLK: SRV:V

NGL Severance 0.0 0.0%

Ad Valorem 0.0%

9 Months in first year 0.000 Year Life (04/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 1 DEFAULT 04/18/2013 10:31:50

TEXAS REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 3

Cawley, Gillespie & Associates, Inc.

Figure 4

HALCON OPERATING CO -- BAKER, CHARLES M ETAL 1H

MADISONVILLE (EAGLE FORD) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	601.	70.1	1.35	18.9	163.		
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.

	03/2013 Cumulatives	3.25 Year Life (07/2016) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	4.9	11.0	15.9	18.575 NI	2.034	182.429	8.392	108.312	61.374	56.914
Gas - mmcf	2.6	0.0	2.6	25.000 WI	0.000	0.000	4.351	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
10.
1.
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
TIME (years)

LOCATION: JONES A C A-299
Reservoir : EAGLE FORD

● ⊗ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2012 First Data 01/2012 Last Data 03/2013
04 / 18 / 2013 10 : 34 : 34 21 API: 4231330946

Cawley, Gillespie & Associates, Inc.

BAKER, CHARLES M ETAL 1H
JONES A C A-299
TX 03 OIL 142,030,P54365

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 23*

Table 4

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves HALCON OPERATING CO — BAKER, CHARLES M ETAL 1H

MADISONVILLE (EAGLE FORD) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 4.1 0.0 0.0 0.765 0.000 0.000 89.690 0.000 0.000

12-2014 3.4 0.0 0.0 0.627 0.000 0.000 89.690 0.000 0.000

12-2015 2.4 0.0 0.0 0.452 0.000 0.000 89.690 0.000 0.000

12-2016 1.0 0.0 0.0 0.189 0.000 0.000 89.690 0.000 0.000

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 11.0 0.0 0.0 2.034 0.000 0.000 89.690 0.000 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 11.0 0.0 0.0 2.034 0.000 0.000 89.690 0.000 0.000

Cum 4.9 2.6

Ult 15.9 2.6

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 68.609 0.000 0.000 0.000 68.609 3.156 0.000 0.000 65.453

12-2014 56.273 0.000 0.000 0.000 56.273 2.589 0.000 0.000 53.684

12-2015 40.567 0.000 0.000 0.000 40.567 1.866 0.000 0.000 38.701

12-2016 16.979 0.000 0.000 0.000 16.979 0.781 0.000 0.000 16.198

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 182.429 0.000 0.000 0.000 182.429 8.392 0.000 0.000 174.037

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 182.429 0.000 0.000 0.000 182.429 8.392 0.000 0.000 174.037

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 1.636 1.0 0.25 28.892 0.000 0.000 30.528 34.925 34.925 33.884

12-2014 1.342 1.0 0.25 33.302 0.000 0.000 34.644 19.040 53.966 50.917

12-2015 0.968 1.0 0.25 31.053 0.000 0.000 32.021 6.680 60.646 56.363

12-2016 0.405 1.0 0.25 15.065 0.000 0.000 15.470 0.728 61.374 56.914

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 4.351 108.312 0.000 0.000 112.663 61.374 61.374 56.914

After 0.000 0.000 0.000 0.000 0.000 0.000 61.374 56.914

Total 4.351 108.312 0.000 0.000 112.663 61.374 61.374 56.914

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 59.018

Oil Rate 600. 162. bbls/mo 70.1% 1.35 18.9% 0. 0. $ /w/mo Expense 25.0000 25.0000 10.00 56.914

Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 8,737. 8,737. $ /mo

GOR 0. 0. scf/bbl Revenue 15.00 55.025

NGL Rate 0. 0. bbls/mo Oil 18.5750 18.5750 20.00 53.317

NGL Yield 0.0 0.0 bbl/MMcf Gas 18.5750 18.5750 25.00 51.767

Gas Shrinkage 0.0 0.0% 30.00 50.352

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: JONES A C A-299

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 3.250 Year Life (07/2016)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 23 DEFAULT 04/18/2013 10:31:50

TEXAS REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 4

Cawley, Gillespie & Associates, Inc.

Figure 5

CARTER-LANGHAM, INC. — KEY 2 2 MADISONVILLE (SUB-CLARKSVILLE) FIELD

Reserve             Category : PDP MADISON COUNTY, TEXAS As of 04/2013             As of 04/2013             0.0 Year Life (04/2013) Current NetOilProd. OilRevenue Prod. Tax Expenses FutureNet CashFlow 03/2013 Remaining Ultimate Interest NetGasSales GasRevenue Adv.Tax Investments CashFlow Disc.@10.0%             Q i Dei n Def Qab YIELD             - bbls/mmcf             Cumulatives Reserves Recovery             % mbbl/mmcf M$ M$ M$ M$ M$ Oil —bbls/mo 0. 0.0 0.00 0.0 0. Initial Final Oil —mbbls 16.2 0.0 16.2 11.002 NI 0.000 0.000 0.000 0.000 0.000 0.000 Gas—mcf/mo 0. 0.0 0.00 0.0 0. 0.0 0.0 Gas—mmcf 1,182.4 0.0 1,182.4 14.391 WI 0.000 0.000 0.000 0.000

GAS (mcf/mo) OIL (bbls/mo) Wellcount

???

1,000. 100.

100.

100. 10. 10.

10. 1. 1.

???????

93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22

LOCATION: WM HILL ABS-113 KEY 2 2

TIME (years)

Reservoir : SUB-CLARKSVILLE WM HILL ABS-113

TX 03 GAS 242,030,092486

?????— Annual Averages Perfs: 0— 0 Status: KJM I:\CGA3158\ARIESW \PDP.out First Production 01/2012 First Data 03/1981 Last Data 02/2013

04 / 18 / 2013 10 : 34 : 34 21 API: 4231330286 Cawley, Gillespie & Associates, Inc. (DEFAULT) ASN 2

Table 5

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves CARTER-LANGHAM, INC. — KEY 2

MADISONVILLE (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Cum 16.2 1,182.4

Ult 16.2 1,182.4

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 0.000

Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 14.3910 14.3910 10.00 0.000

Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0%

NGL Rate 0. 0. bbls/mo Revenue 15.00 0.000

Cond Yield 0.0 0.0 bbl/MMcf Oil 11.0027 11.0027 20.00 0.000

NGL Yield 0.0 0.0 bbl/MMcf Gas 11.0027 11.0027 25.00 0.000

Gas Shrinkage 0.0 0.0% 30.00 0.000

Oil Severance 0.0 0.0%

Gas Severance 0.0 0.0 % LOCATION: WM HILL ABS-113

NGL Severance 0.0 0.0%

Ad Valorem 0.0%

9 Months in first year 0.000 Year Life (04/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 2 DEFAULT 04/18/2013 10:31:50

TEXAS REGISTERED ENGINEERING FIRM F-693.

GAS PDP

Table 5

Cawley, Gillespie & Associates, Inc.

Figure 6

ENERGY & EXPLORATION PAR -- MCVEY UNIT A 2H 2H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		03/2013 Cumulatives	6.08 Year Life (04/2019) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	1,062.	48.4	0.95	13.4	209.	Initial	Final	Oil - mbbls	48.3	31.4	79.8	78.477 NI	24.676	2,224.282	108.763	1,041.126	1,105.306	966.021
Gas - mcf/mo	1,691.	36.3	1.14	10.9	497.	1,590.	2,370.	Gas - mmcf	42.9	62.2	105.0	100.000 WI	35.816	85.949	55.037	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
10.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: (N/A) 0
Reservoir : WOODBINE

• ⊕ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2012 First Data 10/2011 Last Data 02/2013
04 / 18 / 2013 10 : 34 : 34 21 API: 423133087100

Cawley, Gillespie & Associates, Inc.

MCVEY UNIT A 2H 2H
SEC: BLK: SRV:L
TX 03 OIL TXO03 025735

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) ASN 9

Table 6

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — MCVEY UNIT A 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 8.0 13.4 0.0 6.250 7.705 0.000 90.140 2.400 0.000

12-2014 7.2 13.5 0.0 5.643 7.753 0.000 90.140 2.400 0.000

12-2015 5.2 10.6 0.0 4.086 6.085 0.000 90.140 2.400 0.000

12-2016 4.1 8.7 0.0 3.195 5.034 0.000 90.140 2.400 0.000

12-2017 3.3 7.5 0.0 2.619 4.307 0.000 90.140 2.400 0.000

12-2018 2.8 6.5 0.0 2.216 3.771 0.000 90.140 2.400 0.000

12-2019 0.9 2.0 0.0 0.668 1.161 0.000 90.140 2.400 0.000

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 31.4 62.2 0.0 24.676 35.816 0.000 90.140 2.400 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 31.4 62.2 0.0 24.676 35.816 0.000 90.140 2.400 0.000

Cum 48.3 42.9

Ult 79.8 105.0

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 563.367 18.490 0.000 0.000 581.856 25.915 1.387 0.000 554.555

12-2014 508.630 18.604 0.000 0.000 527.234 23.397 1.395 0.000 502.442

12-2015 368.302 14.603 0.000 0.000 382.905 16.942 1.095 0.000 364.868

12-2016 287.990 12.082 0.000 0.000 300.072 13.248 0.906 0.000 285.918

12-2017 236.033 10.335 0.000 0.000 246.368 10.858 0.775 0.000 234.736

12-2018 199.706 9.050 0.000 0.000 208.756 9.186 0.679 0.000 198.891

12-2019 60.254 2.785 0.000 0.000 63.039 2.772 0.209 0.000 60.059

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 2,224.282 85.949 0.000 0.000 2,310.231 102.317 6.446 0.000 2,201.468

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 2,224.282 85.949 0.000 0.000 2,310.231 102.317 6.446 0.000 2,201.468

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 13.864 1.0 1.00 128.358 0.000 0.000 142.222 412.333 412.333 399.175

12-2014 12.561 1.0 1.00 171.144 0.000 0.000 183.705 318.737 731.070 683.492

12-2015 9.122 1.0 1.00 171.144 0.000 0.000 180.266 184.602 915.672 833.139

12-2016 7.148 1.0 1.00 171.144 0.000 0.000 178.292 107.626 1,023.298 912.475

12-2017 5.868 1.0 1.00 171.144 0.000 0.000 177.012 57.723 1,081.021 951.203

12-2018 4.972 1.0 1.00 171.144 0.000 0.000 176.116 22.775 1,103.796 965.158

12-2019 1.501 1.0 1.00 57.048 0.000 0.000 58.549 1.509 1,105.306 966.021

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 55.037 1,041.126 0.000 0.000 1,096.163 1,105.306 1,105.306 966.021

After 0.000 0.000 0.000 0.000 0.000 0.000 1,105.306 966.021

Total 55.037 1,041.126 0.000 0.000 1,096.163 1,105.306 1,105.306 966.021

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 1,029.869

Oil Rate 1,062. 209. bbls/mo 48.5% 0.95 13.4% 0. 0. $ /w/mo Expense 100.0000 100.0000 10.00 966.020

Gas Rate 1,691. 496. Mcf/mo 36.4% 1.14 10.9% 14,262. 14,262. $ /mo

GOR 1,590. 2,370. scf/bbl Revenue 15.00 911.356

NGL Rate 0. 0. bbls/mo Oil 78.4775 78.4775 20.00 864.073

NGL Yield 0.0 0.0 bbl/MMcf Gas 78.4775 78.4775 25.00 822.798

Gas Shrinkage 26.6 26.6% 30.00 786.471

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: (N/A) 0

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 6.083 Year Life (04/2019)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 9 DEFAULT 04/18/2013 10:31:50

TEXAS REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 6

Cawley, Gillespie & Associates, Inc.

Figure 7

ENERGY & EXPLORATION PAR — RASCO, G. D. 1 1 KURTEN (SUB-CLARKSVILLE) FIELD

Reserve             Category : PDP MADISON COUNTY, TEXAS As of 04/2013             As of 04/2013             0.0 Year Life (04/2013) Current NetOilProd. OilRevenue Prod. Tax Expenses FutureNet CashFlow 03/2013 Remaining Ultimate Interest NetGasSales GasRevenue Adv.Tax Investments CashFlow Disc.@10.0%             Q i Dei n Def Qab YIELD             - bbls/mmcf             Cumulatives Reserves Recovery             % mbbl/mmcf M$ M$ M$ M$ M$ Oil —bbls/mo 0. 0.0 0.00 0.0 0. Initial Final Oil —mbbls 20.8 0.0 20.8 66.421 NI 0.000 0.000 0.000 0.000 0.000 0.000 Gas—mcf/mo 0. 0.0 0.00 0.0 0. 0.0 0.0 Gas—mmcf 652.8 0.0 652.8 100.000 WI 0.000 0.000 0.000 0.000

GAS (mcf/mo) ??OIL (bbls/mo) ??Wellcount ???

1,000 100 100

100. 10. 10.

10. 1. 1.

93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 ??12 13 14 15 16 17 18 19 20 21 22

LOCATION: SEC: BLK: SRV:H RASCO, G. D. 1 1

TIME (years)

Reservoir : SUB-CLARKSVILLE SEC: BLK: SRV:H

TX 03 GAS 242,030,095037

?????— Annual Averages Perfs: 8034— 8052 Status: KJM I:\CGA3158\ARIESW \PDP.out First Production 07/1981 First Data 07/1981 Last Data 01/2013

04 / 18 / 2013 10 : 34 : 34 21 API: 42313303260000 Cawley, Gillespie & Associates, Inc. (DEFAULT) ASN 3

N O N—C O M M E R C I A L

Table 7

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — RASCO, G. D. 1 KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Cum 20.8 652.8

Ult 20.8 652.8

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 0.000

Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 100.0000 100.0000 10.00 0.000

Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0%

NGL Rate 0. 0. bbls/mo Revenue 15.00 0.000

Cond Yield 0.0 0.0 bbl/MMcf Oil 66.4216 66.4216 20.00 0.000

NGL Yield 0.0 0.0 bbl/MMcf Gas 66.4216 66.4216 25.00 0.000

Gas Shrinkage 0.0 0.0% 30.00 0.000

Oil Severance 0.0 0.0%

Gas Severance 0.0 0.0 % LOCATION: SEC: BLK: SRV:H

NGL Severance 0.0 0.0%

Ad Valorem 0.0%

9 Months in first year 0.000 Year Life (04/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 3 DEFAULT 04/18/2013 10:31:50

TEXAS REGISTERED ENGINEERING FIRM F-693.

GAS PDP

Table 7

Cawley, Gillespie & Associates, Inc.

Figure 8

ENERGY & EXPLORATION PAR — RASCO, G. D. & ANNIE 2 2 KURTEN (SUB-CLARKSVILLE) FIELD

Reserve             Category : PDP MADISON COUNTY, TEXAS As of 04/2013             As of 04/2013             0.0 Year Life (04/2013) Current NetOilProd. OilRevenue Prod. Tax Expenses FutureNet CashFlow 03/2013 Remaining Ultimate Interest NetGasSales GasRevenue Adv.Tax Investments CashFlow Disc.@10.0%             Q i Dei n Def Qab YIELD             - bbls/mmcf             Cumulatives Reserves Recovery             % mbbl/mmcf M$ M$ M$ M$ M$ Oil —bbls/mo 0. 0.0 0.00 0.0 0. Initial Final Oil —mbbls 11.6 0.0 11.6 81.904 NI 0.000 0.000 0.000 0.000 0.000 0.000 Gas—mcf/mo 0. 0.0 0.00 0.0 0. 0.0 0.0 Gas—mmcf 835.3 0.0 835.3 100.000 WI 0.000 0.000 0.000 0.000

GAS (mcf/mo) ??OIL (bbls/mo) ??Wellcount ???

1,000 100 100

100. 10. 10.

10. 1. 1.

?

93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22

LOCATION: SEC: BLK: SRV:H RASCO, G. D. & ANNIE 2 2

TIME (years)

Reservoir : SUB-CLARKSVILLE SEC: BLK: SRV:H

TX 03 GAS 242,030,128000

?????— Annual Averages Perfs: 8058— 8066 Status: KJM I:\CGA3158\ARIESW \PDP.out First Production 08/1988 First Data 08/1988 Last Data 01/2013

04 / 18 / 2013 10 : 34 : 35 21 API: 423133066000 Cawley, Gillespie & Associates, Inc. (DEFAULT) ASN 4

N O N—C O M M E R C I A L

Table 8

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — RASCO, G. D. & ANNIE 2 KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Cum 11.6 835.3

Ult 11.6 835.3

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 0.000

Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 100.0000 100.0000 10.00 0.000

Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0%

NGL Rate 0. 0. bbls/mo Revenue 15.00 0.000

Cond Yield 0.0 0.0 bbl/MMcf Oil 81.9042 81.9042 20.00 0.000

NGL Yield 0.0 0.0 bbl/MMcf Gas 81.9042 81.9042 25.00 0.000

Gas Shrinkage 0.0 0.0% 30.00 0.000

Oil Severance 0.0 0.0%

Gas Severance 0.0 0.0 % LOCATION: SEC: BLK: SRV:H

NGL Severance 0.0 0.0%

Ad Valorem 0.0%

9 Months in first year 0.000 Year Life (04/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 4 DEFAULT 04/18/2013 10:31:50

TEXAS REGISTERED ENGINEERING FIRM F-693.

GAS PDP

Table 8

Cawley, Gillespie & Associates, Inc.

Figure 9

ENERGY & EXPLORATION PAR — RASCO, G. D. & ANNIE 3 3 KURTEN (SUB-CLARKSVILLE) FIELD

Reserve             Category : PDP MADISON COUNTY, TEXAS As of 04/2013             As of 04/2013             37.91 Year Life (03/2051) Current NetOilProd. OilRevenue Prod. Tax Expenses FutureNet CashFlow 03/2013 Remaining Ultimate Interest NetGasSales GasRevenue Adv.Tax Investments CashFlow Disc.@10.0%             Q i Dei n Def Qab YIELD             - bbls/mmcf             Cumulatives Reserves Recovery             % mbbl/mmcf M$ M$ M$ M$ M$ Oil —bbls/mo 40. 4.5 0.68 4.5 7. Initial Final Oil —mbbls 11.1 8.7 19.7 81.904 NI 7.107 639.153 139.199 705.250 1,209.574 562.273 Gas—mcf/mo 3,536. 4.5 0.00 4.5 619. 11.4 11.4 Gas—mmcf 740.2 762.2 1,502.4 100.000 WI 616.148 1,463.967 49.098 0.000

GAS (mcf/mo) OIL (bbls/mo) Wellcount

10,000. 100.

100.

1,000. 10. 10.

100 1 1

97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26

LOCATION: SEC: BLK: SRV:H RASCO, G. D. & ANNIE 3 3

TIME (years)

Reservoir : SUB-CLARKSVILLE SEC: BLK: SRV:H

TX 03 GAS 242,030,165234

— Annual Averages Perfs: 8077— 8106 Status: KJM I:\CGA3158\ARIESW \PDP.out First Production 08/1997 First Data 09/1997 Last Data 01/2013

04 / 18 / 2013 10 : 34 : 35 21 API: 423133074200 Cawley, Gillespie & Associates, Inc. (DEFAULT) ASN 5

Table 9

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — RASCO, G. D. & ANNIE 3 KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 0.4 31.3 0.0 0.293 25.335 0.000 89.930 2.376 0.000

12-2014 0.5 40.1 0.0 0.375 32.448 0.000 89.930 2.376 0.000

12-2015 0.4 38.3 0.0 0.358 30.987 0.000 89.930 2.376 0.000

12-2016 0.4 36.6 0.0 0.342 29.593 0.000 89.930 2.376 0.000

12-2017 0.4 35.0 0.0 0.326 28.261 0.000 89.930 2.376 0.000

12-2018 0.4 33.4 0.0 0.312 26.990 0.000 89.930 2.376 0.000

12-2019 0.4 31.9 0.0 0.298 25.775 0.000 89.930 2.376 0.000

12-2020 0.3 30.4 0.0 0.284 24.615 0.000 89.930 2.376 0.000

12-2021 0.3 29.1 0.0 0.271 23.507 0.000 89.930 2.376 0.000

12-2022 0.3 27.8 0.0 0.259 22.450 0.000 89.930 2.376 0.000

12-2023 0.3 26.5 0.0 0.247 21.439 0.000 89.930 2.376 0.000

12-2024 0.3 25.3 0.0 0.236 20.475 0.000 89.930 2.376 0.000

12-2025 0.3 24.2 0.0 0.226 19.553 0.000 89.930 2.376 0.000

12-2026 0.3 23.1 0.0 0.215 18.673 0.000 89.930 2.376 0.000

12-2027 0.3 22.1 0.0 0.206 17.833 0.000 89.930 2.376 0.000

S Tot 5.2 455.1 0.0 4.247 367.935 0.000 89.930 2.376 0.000

After 3.5 307.0 0.0 2.860 248.212 0.000 89.930 2.376 0.000

Total 8.7 762.2 0.0 7.107 616.148 0.000 89.930 2.376 0.000

Cum 11.1 740.2

Ult 19.7 1,502.4

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 26.314 60.196 0.000 0.000 86.511 1.210 4.515 0.000 80.786

12-2014 33.699 77.095 0.000 0.000 110.794 1.550 5.782 0.000 103.462

12-2015 32.179 73.626 0.000 0.000 105.806 1.480 5.522 0.000 98.803

12-2016 30.728 70.313 0.000 0.000 101.041 1.414 5.273 0.000 94.355

12-2017 29.343 67.149 0.000 0.000 96.492 1.350 5.036 0.000 90.106

12-2018 28.020 64.127 0.000 0.000 92.147 1.289 4.810 0.000 86.049

12-2019 26.756 61.242 0.000 0.000 87.998 1.231 4.593 0.000 82.174

12-2020 25.550 58.486 0.000 0.000 84.036 1.175 4.386 0.000 78.474

12-2021 24.398 55.854 0.000 0.000 80.252 1.122 4.189 0.000 74.940

12-2022 23.298 53.340 0.000 0.000 76.638 1.072 4.001 0.000 71.566

12-2023 22.247 50.940 0.000 0.000 73.187 1.023 3.821 0.000 68.343

12-2024 21.244 48.648 0.000 0.000 69.892 0.977 3.649 0.000 65.266

12-2025 20.286 46.459 0.000 0.000 66.745 0.933 3.484 0.000 62.327

12-2026 19.371 44.368 0.000 0.000 63.739 0.891 3.328 0.000 59.521

12-2027 18.498 42.371 0.000 0.000 60.869 0.851 3.178 0.000 56.841

S Tot 381.933 874.214 0.000 0.000 1,256.147 17.569 65.566 0.000 1,173.012

After 257.221 589.753 0.000 0.000 846.973 11.832 44.231 0.000 790.910

Total 639.153 1,463.967 0.000 0.000 2,103.120 29.401 109.798 0.000 1,963.922

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 2.020 1.0 1.00 13.950 0.000 0.000 15.970 64.816 64.816 62.569

12-2014 2.587 1.0 1.00 18.600 0.000 0.000 21.187 82.276 147.092 135.664

12-2015 2.470 1.0 1.00 18.600 0.000 0.000 21.070 77.733 224.825 198.445

12-2016 2.359 1.0 1.00 18.600 0.000 0.000 20.959 73.396 298.221 252.335

12-2017 2.253 1.0 1.00 18.600 0.000 0.000 20.853 69.253 367.474 298.561

12-2018 2.151 1.0 1.00 18.600 0.000 0.000 20.751 65.297 432.771 338.184

12-2019 2.054 1.0 1.00 18.600 0.000 0.000 20.654 61.520 494.291 372.121

12-2020 1.962 1.0 1.00 18.600 0.000 0.000 20.562 57.912 552.203 401.164

12-2021 1.874 1.0 1.00 18.600 0.000 0.000 20.474 54.467 606.669 425.997

12-2022 1.789 1.0 1.00 18.600 0.000 0.000 20.389 51.177 657.846 447.208

12-2023 1.709 1.0 1.00 18.600 0.000 0.000 20.309 48.035 705.881 465.307

12-2024 1.632 1.0 1.00 18.600 0.000 0.000 20.232 45.034 750.915 480.734

12-2025 1.558 1.0 1.00 18.600 0.000 0.000 20.158 42.169 793.084 493.865

12-2026 1.488 1.0 1.00 18.600 0.000 0.000 20.088 39.433 832.517 505.029

12-2027 1.421 1.0 1.00 18.600 0.000 0.000 20.021 36.820 869.337 514.505

S Tot 29.325 274.350 0.000 0.000 303.675 869.337 869.337 514.505

After 19.773 430.900 0.000 0.000 450.673 340.237 1,209.573 562.273

Total 49.098 705.250 0.000 0.000 754.348 1,209.574 1,209.573 562.273

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 774.164

Gas Rate 3,535. 619. Mcf/mo 4.5% 0.00 4.5% 250. 250. $ /w/mo Expense 100.0000 100.0000 10.00 562.273

Oil Rate 40. 7. bbls/mo 4.5% 0.68 4.5% 1,300. 1,300. $ /mo

NGL Rate 0. 0. bbls/mo Revenue 15.00 442.027

Cond Yield 11.4 11.4 bbl/MMcf Oil 81.9042 81.9042 20.00 365.811

NGL Yield 0.0 0.0 bbl/MMcf Gas 81.9042 81.9042 25.00 313.520

Gas Shrinkage 1.3 1.3% 30.00 275.510

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: SEC: BLK: SRV:H

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 37.917 Year Life (03/2051)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 5 DEFAULT 04/18/2013 10:31:51

TEXAS REGISTERED ENGINEERING FIRM F-693.

GAS PDP

Table 9

Cawley, Gillespie & Associates, Inc.

Figure 10

ENERGY & EXPLORATION PAR -- RASCO, G. D. 4 4

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP — As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf
Oil - bbls/mo	3.	9.7	4.00	9.4	2.	Initial 3.0 / Final 2.8
Gas - mcf/mo	1,024.	7.0	0.00	7.0	844.	

	03/2013 Cumulatives	2.75 Year Life (01/2016) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	1.4	0.1	1.5	77.550 NI	0.068	6.125	4.517	51.018	5.606	5.156
Gas - mmcf	151.9	30.7	182.7	100.000 WI	23.766	56.468	1.452	0.000		



GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
1.
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

• ⊗ ✻ -- Annual Averages   Perfs: 8042 - 8065   Status:
First Production 09/2003   First Data 09/2003   Last Data 01/2013
04 / 18 / 2013   10 : 34 : 35   21   API: 423133077800

Cawley, Gillespie & Associates, Inc.

RASCO, G. D. 4 4
SEC: BLK: SRV:H
TX 03 GAS 242,030,197648

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 6*

Table 10

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — RASCO, G. D. 4 KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 0.0 9.0 0.0 0.020 6.959 0.000 89.930 2.376 0.000

12-2014 0.0 11.3 0.0 0.025 8.708 0.000 89.930 2.376 0.000

12-2015 0.0 10.5 0.0 0.023 8.099 0.000 89.930 2.376 0.000

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.1 30.7 0.0 0.068 23.766 0.000 89.930 2.376 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.1 30.7 0.0 0.068 23.766 0.000 89.930 2.376 0.000

Cum 1.4 151.9

Ult 1.5 182.7

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 1.838 16.534 0.000 0.000 18.372 0.085 1.240 0.000 17.048

12-2014 2.249 20.691 0.000 0.000 22.940 0.103 1.552 0.000 21.285

12-2015 2.038 19.243 0.000 0.000 21.281 0.094 1.443 0.000 19.744

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 6.125 56.468 0.000 0.000 62.593 0.282 4.235 0.000 58.076

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 6.125 56.468 0.000 0.000 62.593 0.282 4.235 0.000 58.076

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 0.426 1.0 1.00 13.914 0.000 0.000 14.340 2.708 2.708 2.618

12-2014 0.532 1.0 1.00 18.552 0.000 0.000 19.084 2.201 4.908 4.584

12-2015 0.494 1.0 1.00 18.552 0.000 0.000 19.046 0.698 5.606 5.156

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 1.452 51.018 0.000 0.000 52.470 5.606 5.606 5.156

After 0.000 0.000 0.000 0.000 0.000 0.000 5.606 5.156

Total 1.452 51.018 0.000 0.000 52.470 5.606 5.606 5.156

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 5.369

Gas Rate 1,024. 844. Mcf/mo 7.0% 0.00 7.0% 250. 250. $ /w/mo Expense 100.0000 100.0000 10.00 5.156

Oil Rate 3. 2. bbls/mo 9.8% NA 9.4% 1,296. 1,296. $ /mo

NGL Rate 0. 0. bbls/mo Revenue 15.00 4.965

Cond Yield 3.0 2.8 bbl/MMcf Oil 77.5500 77.5500 20.00 4.792

NGL Yield 0.0 0.0 bbl/MMcf Gas 77.5500 77.5500 25.00 4.635

Gas Shrinkage 0.3 0.3% 30.00 4.491

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: SEC: BLK: SRV:H

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 2.750 Year Life (01/2016)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 6 DEFAULT 04/18/2013 10:31:51

TEXAS REGISTERED ENGINEERING FIRM F-693.

GAS PDP

Table 10

Cawley, Gillespie & Associates, Inc.

Figure 11

HALCON OPERATING CO INC -- SAMANTHA RIZZO OIL & GAS LTD 2H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	5,427.	85.2	1.26	7.1	216.	2,300.	2,300.
Gas - mcf/mo	12,481.	85.2	1.26	7.1	497.		

	03/2013 Cumulatives	20.08 Year Life (04/2033) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	4.6	171.3	175.9	11.539 NI	19.772	1,773.384	95.130	549.299	1,263.198	936.543
Gas - mmcf	9.6	394.1	403.7	15.000 WI	45.476	180.717	46.474	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

TIME (years)

LOCATION: HOTCHKISS A-17
Reservoir : WOODBINE

◆ ⊗ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 03/2013 First Data 03/2013 Last Data 03/2013
04 / 18 / 2013 10 : 34 : 35 21 API: 4231330960

Cawley, Gillespie & Associates, Inc.

SAMANTHA RIZZO OIL & GAS LTD 2H
HOTCHKISS A-17
TX 03 OIL

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 31*

Table 11

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves

HALCON OPERATING CO INC — SAMANTHA RIZZO OIL & GAS LTD 2H HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 33.5 77.1 0.0 3.867 8.893 0.000 89.690 3.974 0.000

12-2014 23.8 54.8 0.0 2.748 6.319 0.000 89.690 3.974 0.000

12-2015 16.1 37.1 0.0 1.862 4.283 0.000 89.690 3.974 0.000

12-2016 12.5 28.7 0.0 1.438 3.308 0.000 89.690 3.974 0.000

12-2017 10.3 23.6 0.0 1.184 2.724 0.000 89.690 3.974 0.000

12-2018 8.8 20.2 0.0 1.013 2.330 0.000 89.690 3.974 0.000

12-2019 7.7 17.7 0.0 0.889 2.045 0.000 89.690 3.974 0.000

12-2020 6.9 15.8 0.0 0.795 1.828 0.000 89.690 3.974 0.000

12-2021 6.2 14.4 0.0 0.721 1.657 0.000 89.690 3.974 0.000

12-2022 5.7 13.2 0.0 0.660 1.518 0.000 89.690 3.974 0.000

12-2023 5.3 12.2 0.0 0.610 1.403 0.000 89.690 3.974 0.000

12-2024 4.9 11.3 0.0 0.567 1.304 0.000 89.690 3.974 0.000

12-2025 4.6 10.5 0.0 0.527 1.213 0.000 89.690 3.974 0.000

12-2026 4.2 9.8 0.0 0.490 1.128 0.000 89.690 3.974 0.000

12-2027 4.0 9.1 0.0 0.456 1.049 0.000 89.690 3.974 0.000

S Tot 154.5 355.3 0.0 17.828 41.004 0.000 89.690 3.974 0.000

After 16.9 38.8 0.0 1.945 4.473 0.000 89.690 3.974 0.000

Total 171.3 394.1 0.0 19.772 45.476 0.000 89.690 3.974 0.000

Cum 4.6 9.6

Ult 175.9 403.7

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 346.803 35.341 0.000 0.000 382.144 15.953 2.651 0.000 363.541

12-2014 246.427 25.112 0.000 0.000 271.539 11.336 1.883 0.000 258.320

12-2015 167.032 17.021 0.000 0.000 184.054 7.683 1.277 0.000 175.094

12-2016 128.997 13.145 0.000 0.000 142.143 5.934 0.986 0.000 135.223

12-2017 106.205 10.823 0.000 0.000 117.028 4.885 0.812 0.000 111.331

12-2018 90.859 9.259 0.000 0.000 100.118 4.180 0.694 0.000 95.244

12-2019 79.749 8.127 0.000 0.000 87.876 3.668 0.610 0.000 83.598

12-2020 71.295 7.265 0.000 0.000 78.560 3.280 0.545 0.000 74.735

12-2021 64.623 6.585 0.000 0.000 71.209 2.973 0.494 0.000 67.742

12-2022 59.211 6.034 0.000 0.000 65.245 2.724 0.453 0.000 62.069

12-2023 54.723 5.577 0.000 0.000 60.299 2.517 0.418 0.000 57.364

12-2024 50.855 5.182 0.000 0.000 56.038 2.339 0.389 0.000 53.310

12-2025 47.295 4.820 0.000 0.000 52.115 2.176 0.361 0.000 49.578

12-2026 43.985 4.482 0.000 0.000 48.467 2.023 0.336 0.000 46.108

12-2027 40.906 4.169 0.000 0.000 45.074 1.882 0.313 0.000 42.880

S Tot 1,598.966 162.943 0.000 0.000 1,761.908 73.552 12.221 0.000 1,676.135

After 174.418 17.774 0.000 0.000 192.193 8.023 1.333 0.000 182.836

Total 1,773.384 180.717 0.000 0.000 1,954.101 81.576 13.554 0.000 1,858.972

(21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 9.089 1.0 0.15 20.513 0.000 0.000 29.602 333.939 333.939 323.900

12-2014 6.458 1.0 0.15 27.351 0.000 0.000 33.809 224.511 558.450 524.136

12-2015 4.377 1.0 0.15 27.351 0.000 0.000 31.728 143.365 701.815 640.202

12-2016 3.381 1.0 0.15 27.351 0.000 0.000 30.732 104.491 806.307 717.056

12-2017 2.783 1.0 0.15 27.351 0.000 0.000 30.134 81.197 887.503 771.327

12-2018 2.381 1.0 0.15 27.351 0.000 0.000 29.732 65.512 953.015 811.125

12-2019 2.090 1.0 0.15 27.351 0.000 0.000 29.441 54.157 1,007.172 841.029

12-2020 1.868 1.0 0.15 27.351 0.000 0.000 29.219 45.516 1,052.688 863.874

12-2021 1.694 1.0 0.15 27.351 0.000 0.000 29.045 38.698 1,091.386 881.531

12-2022 1.552 1.0 0.15 27.351 0.000 0.000 28.903 33.166 1,124.552 895.286

12-2023 1.434 1.0 0.15 27.351 0.000 0.000 28.785 28.579 1,153.130 906.062

12-2024 1.333 1.0 0.15 27.351 0.000 0.000 28.684 24.626 1,177.756 914.503

12-2025 1.239 1.0 0.15 27.351 0.000 0.000 28.590 20.988 1,198.744 921.044

12-2026 1.153 1.0 0.15 27.351 0.000 0.000 28.504 17.604 1,216.348 926.032

12-2027 1.072 1.0 0.15 27.351 0.000 0.000 28.423 14.457 1,230.805 929.757

S Tot 41.903 403.427 0.000 0.000 445.331 1,230.805 1,230.805 929.757

After 4.571 145.872 0.000 0.000 150.443 32.393 1,263.198 936.543

Total 46.474 549.299 0.000 0.000 595.773 1,263.198 1,263.198 936.543

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 1,068.287

Oil Rate 5,426. 216. bbls/mo 85.2% 1.26 7.1% 0. 0. $ /w/mo Expense 15.0000 15.0000 10.00 936.543

Gas Rate 12,481. 497. Mcf/mo 85.2% 1.26 7.1% 15,195. 15,195. $ /mo

GOR 2,300. 2,300. scf/bbl Revenue 15.00 842.017

NGL Rate 0. 0. bbls/mo Oil 11.5396 11.5396 20.00 770.879

NGL Yield 0.0 0.0 bbl/MMcf Gas 11.5396 11.5396 25.00 715.269

Gas Shrinkage 0.0 0.0% 30.00 670.460

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: HOTCHKISS A-17

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 20.083 Year Life (04/2033)

DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 31 DEFAULT 04/18/2013 10:31:51

REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 11

Cawley, Gillespie & Associates, Inc.

Figure 12

HALCON OPERATING CO INC — SAMANTHA RIZZO OIL & GAS LTD 3H HALLIDAY (WOODBINE) FIELD

Reserve             Category : PDP MADISON COUNTY, TEXAS As of 04/2013             As of 04/2013             16.91 Year Life (03/2030) Current NetOilProd. OilRevenue Prod. Tax Expenses FutureNet CashFlow 03/2013 Remaining Ultimate Interest NetGasSales GasRevenue Adv.Tax Investments CashFlow Disc.@10.0%             Q i Dei n Def Qab             GOR —scf/bbl             Cumulatives Reserves Recovery             % mbbl/mmcf M$ M$ M$ M$ M$ Oil —bbls/mo 4,042. 85.2 1.26 7.0 203. Initial Final Oil —mbbls 2.2 120.8 122.9 11.539 NI 13.935 1,249.789 74.144 462.688 900.065 695.412 Gas—mcf/mo 16,207. 85.2 1.26 7.1 813. 4,010. 4,010. Gas—mmcf 9.1 484.2 493.4 15.000 WI 55.878 222.049 34.942 0.000

OIL (bbls/mo) GAS (mcf/mo) Wellcount

1,000. 10,000. 100.

100. 1,000.

10.

10.

100. 1.

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032

LOCATION: HOTCHKISS A-17 SAMANTHA RIZZO OIL & GAS LTD 3H

TIME (years)

Reservoir : WOODBINE HOTCHKISS A-17

TX 03 OIL

— Annual Averages Perfs: 0— 0 Status: KJM I:\CGA3158\ARIESW \PDP.out First Production 03/2013 First Data 03/2013 Last Data 03/2013

04 / 18 / 2013 10 : 34 : 35 21 API: 4231330963 Cawley, Gillespie & Associates, Inc. (DEFAULT) ASN 32

Table 12

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves

HALCON OPERATING CO INC — SAMANTHA RIZZO OIL & GAS LTD 3H HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 25.0 100.1 0.0 2.880 11.548 0.000 89.690 3.974 0.000

12-2014 17.7 71.1 0.0 2.046 8.206 0.000 89.690 3.974 0.000

12-2015 12.0 48.2 0.0 1.387 5.562 0.000 89.690 3.974 0.000

12-2016 9.3 37.2 0.0 1.071 4.296 0.000 89.690 3.974 0.000

12-2017 7.6 30.6 0.0 0.882 3.537 0.000 89.690 3.974 0.000

12-2018 6.5 26.2 0.0 0.754 3.026 0.000 89.690 3.974 0.000

12-2019 5.7 23.0 0.0 0.662 2.656 0.000 89.690 3.974 0.000

12-2020 5.1 20.6 0.0 0.592 2.374 0.000 89.690 3.974 0.000

12-2021 4.7 18.6 0.0 0.537 2.152 0.000 89.690 3.974 0.000

12-2022 4.3 17.1 0.0 0.492 1.972 0.000 89.690 3.974 0.000

12-2023 3.9 15.8 0.0 0.454 1.822 0.000 89.690 3.974 0.000

12-2024 3.7 14.7 0.0 0.422 1.693 0.000 89.690 3.974 0.000

12-2025 3.4 13.6 0.0 0.393 1.575 0.000 89.690 3.974 0.000

12-2026 3.2 12.7 0.0 0.365 1.465 0.000 89.690 3.974 0.000

12-2027 2.9 11.8 0.0 0.340 1.362 0.000 89.690 3.974 0.000

S Tot 115.1 461.4 0.0 13.278 53.244 0.000 89.690 3.974 0.000

After 5.7 22.8 0.0 0.657 2.633 0.000 89.690 3.974 0.000

Total 120.8 484.2 0.0 13.935 55.878 0.000 89.690 3.974 0.000

Cum 2.2 9.1

Ult 122.9 493.4

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 258.296 45.891 0.000 0.000 304.187 11.882 3.442 0.000 288.864

12-2014 183.537 32.609 0.000 0.000 216.146 8.443 2.446 0.000 205.257

12-2015 124.404 22.103 0.000 0.000 146.507 5.723 1.658 0.000 139.127

12-2016 96.076 17.070 0.000 0.000 113.146 4.419 1.280 0.000 107.446

12-2017 79.101 14.054 0.000 0.000 93.155 3.639 1.054 0.000 88.462

12-2018 67.671 12.023 0.000 0.000 79.694 3.113 0.902 0.000 75.680

12-2019 59.396 10.553 0.000 0.000 69.949 2.732 0.791 0.000 66.425

12-2020 53.100 9.434 0.000 0.000 62.534 2.443 0.708 0.000 59.384

12-2021 48.131 8.551 0.000 0.000 56.682 2.214 0.641 0.000 53.827

12-2022 44.100 7.835 0.000 0.000 51.935 2.029 0.588 0.000 49.319

12-2023 40.757 7.241 0.000 0.000 47.998 1.875 0.543 0.000 45.580

12-2024 37.877 6.730 0.000 0.000 44.606 1.742 0.505 0.000 42.359

12-2025 35.225 6.258 0.000 0.000 41.484 1.620 0.469 0.000 39.394

12-2026 32.760 5.820 0.000 0.000 38.580 1.507 0.437 0.000 36.636

12-2027 30.466 5.413 0.000 0.000 35.879 1.401 0.406 0.000 34.072

S Tot 1,190.896 211.586 0.000 0.000 1,402.483 54.781 15.869 0.000 1,331.832

After 58.893 10.463 0.000 0.000 69.356 2.709 0.785 0.000 65.862

Total 1,249.789 222.049 0.000 0.000 1,471.839 57.490 16.654 0.000 1,397.695

(21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 7.222 1.0 0.15 20.513 0.000 0.000 27.735 261.129 261.129 253.299

12-2014 5.131 1.0 0.15 27.351 0.000 0.000 32.482 172.775 433.904 407.415

12-2015 3.478 1.0 0.15 27.351 0.000 0.000 30.829 108.298 542.202 495.104

12-2016 2.686 1.0 0.15 27.351 0.000 0.000 30.037 77.409 619.611 552.047

12-2017 2.212 1.0 0.15 27.351 0.000 0.000 29.563 58.899 678.510 591.422

12-2018 1.892 1.0 0.15 27.351 0.000 0.000 29.243 46.437 724.947 619.637

12-2019 1.661 1.0 0.15 27.351 0.000 0.000 29.012 37.414 762.360 640.300

12-2020 1.485 1.0 0.15 27.351 0.000 0.000 28.836 30.548 792.908 655.637

12-2021 1.346 1.0 0.15 27.351 0.000 0.000 28.697 25.130 818.039 667.106

12-2022 1.233 1.0 0.15 27.351 0.000 0.000 28.584 20.735 838.774 675.709

12-2023 1.140 1.0 0.15 27.351 0.000 0.000 28.491 17.090 855.863 682.155

12-2024 1.059 1.0 0.15 27.351 0.000 0.000 28.410 13.949 869.812 686.938

12-2025 0.985 1.0 0.15 27.351 0.000 0.000 28.336 11.058 880.871 690.387

12-2026 0.916 1.0 0.15 27.351 0.000 0.000 28.267 8.370 889.240 692.761

12-2027 0.852 1.0 0.15 27.351 0.000 0.000 28.203 5.869 895.109 694.276

S Tot 33.296 403.427 0.000 0.000 436.723 895.109 895.109 694.276

After 1.647 59.260 0.000 0.000 60.907 4.955 900.065 695.412

Total 34.942 462.688 0.000 0.000 497.630 900.065 900.065 695.412

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 780.550

Oil Rate 4,041. 202. bbls/mo 85.2% 1.26 7.0% 0. 0. $ /w/mo Expense 15.0000 15.0000 10.00 695.412

Gas Rate 16,206. 812. Mcf/mo 85.2% 1.26 7.1% 15,195. 15,195. $ /mo

GOR 4,010. 4,010. scf/bbl Revenue 15.00 631.931

NGL Rate 0. 0. bbls/mo Oil 11.5396 11.5396 20.00 582.795

NGL Yield 0.0 0.0 bbl/MMcf Gas 11.5396 11.5396 25.00 543.583

Gas Shrinkage 0.0 0.0% 30.00 511.498

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: HOTCHKISS A-17

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 16.917 Year Life (03/2030)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 32 DEFAULT 04/18/2013 10:31:51

TEXAS REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 12

Figure 13

DECKER OPERATING -- SHELDON UNIT 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 04/2013

	As of 04/2013 Q i	D ei	n	D ef	Q ab	GOR - scf/bbl Initial	Final
Oil - bbls/mo	6,411.	85.2	1.26	7.1	202.	Initial	Final
Gas - mcf/mo	7,841.	85.2	1.26	7.1	247.	1,220.	1,220.

	03/2013 Cumulatives	23.33 Year Life (07/2036) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	21.6	211.3	232.9	10.212 NI	21.578	1,935.293	96.888	504.673	1,390.017	990.777
Gas - mmcf	26.1	258.4	284.6	13.365 WI	26.389	104.868	48.582	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: SEC: BLK: SRV:D
Reservoir : WOODBINE

● ⊛ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2013 First Data 01/2013 Last Data 03/2013
04 / 18 / 2013 10 : 34 : 35 21 API: 42313309500000

Cawley, Gillespie & Associates, Inc.

SHELDON UNIT 1H
SEC: BLK: SRV:D
TX 03 OIL 142,030,P55651

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 30*

Table 13

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves DECKER OPERATING — SHELDON UNIT 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 39.6 48.4 0.0 4.043 4.945 0.000 89.690 3.974 0.000

12-2014 28.1 34.4 0.0 2.873 3.513 0.000 89.690 3.974 0.000

12-2015 19.1 23.3 0.0 1.947 2.381 0.000 89.690 3.974 0.000

12-2016 14.7 18.0 0.0 1.504 1.839 0.000 89.690 3.974 0.000

12-2017 12.1 14.8 0.0 1.238 1.514 0.000 89.690 3.974 0.000

12-2018 10.4 12.7 0.0 1.059 1.295 0.000 89.690 3.974 0.000

12-2019 9.1 11.1 0.0 0.930 1.137 0.000 89.690 3.974 0.000

12-2020 8.1 10.0 0.0 0.831 1.016 0.000 89.690 3.974 0.000

12-2021 7.4 9.0 0.0 0.753 0.921 0.000 89.690 3.974 0.000

12-2022 6.8 8.3 0.0 0.690 0.844 0.000 89.690 3.974 0.000

12-2023 6.2 7.6 0.0 0.638 0.780 0.000 89.690 3.974 0.000

12-2024 5.8 7.1 0.0 0.593 0.725 0.000 89.690 3.974 0.000

12-2025 5.4 6.6 0.0 0.551 0.674 0.000 89.690 3.974 0.000

12-2026 5.0 6.1 0.0 0.513 0.627 0.000 89.690 3.974 0.000

12-2027 4.7 5.7 0.0 0.477 0.583 0.000 89.690 3.974 0.000

S Tot 182.5 223.2 0.0 18.640 22.797 0.000 89.690 3.974 0.000

After 28.8 35.2 0.0 2.937 3.592 0.000 89.690 3.974 0.000

Total 211.3 258.4 0.0 21.578 26.389 0.000 89.690 3.974 0.000

Cum 21.6 26.1

Ult 232.9 284.6

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 362.611 19.649 0.000 0.000 382.260 16.680 1.474 0.000 364.106

12-2014 257.660 13.962 0.000 0.000 271.622 11.852 1.047 0.000 258.722

12-2015 174.646 9.464 0.000 0.000 184.110 8.034 0.710 0.000 175.366

12-2016 134.877 7.309 0.000 0.000 142.186 6.204 0.548 0.000 135.433

12-2017 111.046 6.017 0.000 0.000 117.064 5.108 0.451 0.000 111.504

12-2018 95.001 5.148 0.000 0.000 100.148 4.370 0.386 0.000 95.392

12-2019 83.384 4.518 0.000 0.000 87.902 3.836 0.339 0.000 83.728

12-2020 74.544 4.039 0.000 0.000 78.584 3.429 0.303 0.000 74.852

12-2021 67.569 3.661 0.000 0.000 71.230 3.108 0.275 0.000 67.848

12-2022 61.910 3.355 0.000 0.000 65.265 2.848 0.252 0.000 62.165

12-2023 57.217 3.100 0.000 0.000 60.317 2.632 0.233 0.000 57.453

12-2024 53.173 2.881 0.000 0.000 56.055 2.446 0.216 0.000 53.393

12-2025 49.451 2.680 0.000 0.000 52.131 2.275 0.201 0.000 49.655

12-2026 45.990 2.492 0.000 0.000 48.482 2.116 0.187 0.000 46.179

12-2027 42.770 2.318 0.000 0.000 45.088 1.967 0.174 0.000 42.947

S Tot 1,671.851 90.593 0.000 0.000 1,762.444 76.905 6.794 0.000 1,678.744

After 263.441 14.275 0.000 0.000 277.717 12.118 1.071 0.000 264.528

Total 1,935.293 104.868 0.000 0.000 2,040.161 89.023 7.865 0.000 1,943.272

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 9.103 1.0 0.13 16.222 0.000 0.000 25.324 338.782 338.782 328.576

12-2014 6.468 1.0 0.13 21.629 0.000 0.000 28.097 230.625 569.407 534.244

12-2015 4.384 1.0 0.13 21.629 0.000 0.000 26.013 149.353 718.761 655.144

12-2016 3.386 1.0 0.13 21.629 0.000 0.000 25.015 110.419 829.180 736.348

12-2017 2.788 1.0 0.13 21.629 0.000 0.000 24.416 87.088 916.267 794.550

12-2018 2.385 1.0 0.13 21.629 0.000 0.000 24.014 71.379 987.646 837.906

12-2019 2.093 1.0 0.13 21.629 0.000 0.000 23.722 60.006 1,047.652 871.035

12-2020 1.871 1.0 0.13 21.629 0.000 0.000 23.500 51.352 1,099.003 896.806

12-2021 1.696 1.0 0.13 21.629 0.000 0.000 23.325 44.523 1,143.526 917.117

12-2022 1.554 1.0 0.13 21.629 0.000 0.000 23.183 38.982 1,182.508 933.282

12-2023 1.436 1.0 0.13 21.629 0.000 0.000 23.065 34.388 1,216.896 946.245

12-2024 1.335 1.0 0.13 21.629 0.000 0.000 22.964 30.429 1,247.325 956.674

12-2025 1.241 1.0 0.13 21.629 0.000 0.000 22.870 26.785 1,274.110 965.019

12-2026 1.154 1.0 0.13 21.629 0.000 0.000 22.783 23.396 1,297.506 971.646

12-2027 1.074 1.0 0.13 21.629 0.000 0.000 22.703 20.244 1,317.750 976.860

S Tot 41.969 319.026 0.000 0.000 360.994 1,317.750 1,317.750 976.860

After 6.613 185.648 0.000 0.000 192.261 72.267 1,390.017 990.777

Total 48.582 504.673 0.000 0.000 553.255 1,390.017 1,390.017 990.777

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 1,146.990

Oil Rate 6,411. 201. bbls/mo 85.2% 1.26 7.1% 0. 0. $ /w/mo Expense 13.3650 13.3650 10.00 990.777

Gas Rate 7,841. 246. Mcf/mo 85.2% 1.26 7.1% 13,486. 13,486. $ /mo

GOR 1,220. 1,220. scf/bbl Revenue 15.00 882.558

NGL Rate 0. 0. bbls/mo Oil 10.2121 10.2121 20.00 803.078

NGL Yield 0.0 0.0 bbl/MMcf Gas 10.2121 10.2121 25.00 742.006

Gas Shrinkage 0.0 0.0% 30.00 693.398

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: SEC: BLK: SRV:D

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 23.333 Year Life (07/2036)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 30 DEFAULT 04/18/2013 10:31:51

TEXAS REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 13

Cawley, Gillespie & Associates, Inc.

Figure 14

ENERGY & EXPLORATION PAR -- THEISS 1

HILLTOP RESORT (BOSSIER) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0

	03/2013 Cumulatives	0.0 Year Life (04/2013) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.1	0.0	0.1	80.340 NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mmcf	28.4	0.0	28.4	100.000 WI	0.000	0.000	0.000	0.000		



GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
1.
NON-COMMERCIAL
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
TIME (years)

LOCATION: SEC: BLK: SRV:S
Reservoir : BOSSIER

THEISS 1
SEC: BLK: SRV:S
TX 05 GAS 242,050,254136

● ⊛ ✻ -- Annual Averages Perfs: 17794 - 17848 Status:
First Production 01/2008 First Data 01/2008 Last Data 01/2013
04 / 18 / 2013 10 : 34 : 35 21 API: 42313308170000

Cawley, Gillespie & Associates, Inc.

KJM I:\CGA3158\ARIES\\PDP.out
(DEFAULT) ASN 7

Figure 14

ENERGY & EXPLORATION PAR — THEISS 1 HILLTOP RESORT (BOSSIER) FIELD

Reserve             Category : PDP MADISON COUNTY, TEXAS As of 04/2013             As of 04/2013             0.0 Year Life (04/2013) Current NetOilProd. OilRevenue Prod. Tax Expenses FutureNet CashFlow 03/2013 Remaining Ultimate Interest NetGasSales GasRevenue Adv.Tax Investments CashFlow Disc.@10.0%             Q i Dei n Def Qab YIELD             - bbls/mmcf             Cumulatives Reserves Recovery             % mbbl/mmcf M$ M$ M$ M$ M$ Oil —bbls/mo 0. 0.0 0.00 0.0 0. Initial Final Oil —mbbls 0.1 0.0 0.1 80.340 NI 0.000 0.000 0.000 0.000 0.000 0.000 Gas—mcf/mo 0. 0.0 0.00 0.0 0. 0.0 0.0 Gas—mmcf 28.4 0.0 28.4 100.000 WI 0.000 0.000 0.000 0.000

GAS (mcf/mo) ??OIL (bbls/mo) ??Wellcount ???

1,000. 100.

100.

100.

10.

10.

10.

1. 1.

2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027

LOCATION: SEC: BLK: SRV:S THEISS 1

TIME (years)

Reservoir : BOSSIER SEC: BLK: SRV:S

TX 05 GAS 242,050,254136

?????— Annual Averages Perfs: 17794—17848 Status: KJM I:\CGA3158\ARIESW \PDP.out First Production 01/2008 First Data 01/2008 Last Data 01/2013

04 / 18 / 2013 10 : 34 : 35 21 API: 42313308170000 Cawley, Gillespie & Associates, Inc. (DEFAULT) ASN 7

N O N—C O M M E R C I A L

Table 14

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — THEISS 1 HILLTOP RESORT (BOSSIER) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Cum 0.1 28.4

Ult 0.1 28.4

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

(21)	(22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013

12-2014

12-2015

12-2016

12-2017

12-2018

12-2019

12-2020

12-2021

12-2022

12-2023

12-2024

12-2025

12-2026

12-2027

S Tot 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 0.000

Gas Rate 0. 0. Mcf/mo 0.0% 0.00 0.0% 0. 0. $/w/mo Expense 100.0000 100.0000 10.00 0.000

Oil Rate 0. 0. bbls/mo 0.0% 0.00 0.0%

NGL Rate 0. 0. bbls/mo Revenue 15.00 0.000

Cond Yield 0.0 0.0 bbl/MMcf Oil 80.3405 80.3405 20.00 0.000

NGL Yield 0.0 0.0 bbl/MMcf Gas 80.3405 80.3405 25.00 0.000

Gas Shrinkage 0.0 0.0% 30.00 0.000

Oil Severance 0.0 0.0%

Gas Severance 0.0 0.0 % LOCATION: SEC: BLK: SRV:S

NGL Severance 0.0 0.0%

Ad Valorem 0.0%

9 Months in first year 0.000 Year Life (04/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 7 DEFAULT 04/18/2013 10:31:51

TEXAS REGISTERED ENGINEERING FIRM F-693.

GAS PDP

Table 14

Cawley, Gillespie & Associates, Inc.

Figure 15

ENERGY & EXPLORATION PAR -- THEISS A 1H 1H

MADISONVILLE WEST (WOODBINE A) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 04/2013

	As of 04/2013					GOR - scf/bbl		
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}	Initial	Final
Oil - bbls/mo	1,349.	46.4	0.95	7.0	125.		
Gas - mcf/mo	569.	46.5	0.95	7.0	53.	422.	422.

	03/2013 Cumulatives	14.75 Year Life (01/2028) Remaining Reserves	14.75 Year Life (01/2028) Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	45.3	60.0	105.3	80.338 NI	48.239	4,347.264	200.647	1,486.446	2,565.259	1,981.173
Gas - mmcf	14.2	25.3	39.6	100.000 WI	10.077	8.978	103.890	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: SEC: BLK: SRV:S
Reservoir : WOODBINE A

• ⊕ ✻ -- Annual Averages Perfs: 8048 - 8294 Status:
First Production 11/2011 First Data 11/2011 Last Data 01/2013
04 / 18 / 2013 10 : 34 : 35 21 API: 42313308790O

Cawley, Gillespie & Associates, Inc.

THEISS A 1H 1H
SEC: BLK: SRV:S
TX 03 OIL 142,030,025730

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 10*

Table 15

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — THEISS A 1H

MADISONVILLE WEST (WOODBINE A) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 10.2 4.3 0.0 8.198 1.712 0.000 90.120 0.891 0.000

12-2014 9.4 3.9 0.0 7.518 1.570 0.000 90.120 0.891 0.000

12-2015 6.8 2.9 0.0 5.495 1.148 0.000 90.120 0.891 0.000

12-2016 5.4 2.3 0.0 4.320 0.902 0.000 90.120 0.891 0.000

12-2017 4.4 1.9 0.0 3.553 0.742 0.000 90.120 0.891 0.000

12-2018 3.8 1.6 0.0 3.014 0.630 0.000 90.120 0.891 0.000

12-2019 3.3 1.4 0.0 2.614 0.546 0.000 90.120 0.891 0.000

12-2020 2.9 1.2 0.0 2.307 0.482 0.000 90.120 0.891 0.000

12-2021 2.6 1.1 0.0 2.062 0.431 0.000 90.120 0.891 0.000

12-2022 2.3 1.0 0.0 1.864 0.389 0.000 90.120 0.891 0.000

12-2023 2.1 0.9 0.0 1.700 0.355 0.000 90.120 0.891 0.000

12-2024 1.9 0.8 0.0 1.562 0.326 0.000 90.120 0.891 0.000

12-2025 1.8 0.8 0.0 1.444 0.302 0.000 90.120 0.891 0.000

12-2026 1.7 0.7 0.0 1.341 0.280 0.000 90.120 0.891 0.000

12-2027 1.6 0.7 0.0 1.247 0.261 0.000 90.120 0.891 0.000

S Tot 60.0 25.3 0.0 48.239 10.077 0.000 90.120 0.891 0.000

After 0.0 0.0 0.0 0.000 0.000 0.000 0.000 0.000 0.000

Total 60.0 25.3 0.0 48.239 10.077 0.000 90.120 0.891 0.000

Cum 45.3 14.2

Ult 105.3 39.6

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 738.773 1.526 0.000 0.000 740.298 33.984 0.114 0.000 706.200

12-2014 677.493 1.399 0.000 0.000 678.893 31.165 0.105 0.000 647.623

12-2015 495.201 1.023 0.000 0.000 496.224 22.779 0.077 0.000 473.368

12-2016 389.327 0.804 0.000 0.000 390.131 17.909 0.060 0.000 372.162

12-2017 320.223 0.661 0.000 0.000 320.884 14.730 0.050 0.000 306.105

12-2018 271.619 0.561 0.000 0.000 272.180 12.494 0.042 0.000 259.644

12-2019 235.604 0.487 0.000 0.000 236.090 10.838 0.036 0.000 225.216

12-2020 207.867 0.429 0.000 0.000 208.296 9.562 0.032 0.000 198.702

12-2021 185.862 0.384 0.000 0.000 186.245 8.550 0.029 0.000 177.667

12-2022 167.986 0.347 0.000 0.000 168.333 7.727 0.026 0.000 160.580

12-2023 153.185 0.316 0.000 0.000 153.501 7.046 0.024 0.000 146.431

12-2024 140.731 0.291 0.000 0.000 141.021 6.474 0.022 0.000 134.526

12-2025 130.110 0.269 0.000 0.000 130.379 5.985 0.020 0.000 124.374

12-2026 120.872 0.250 0.000 0.000 121.122 5.560 0.019 0.000 115.543

12-2027 112.411 0.232 0.000 0.000 112.643 5.171 0.017 0.000 107.455

S Tot 4,347.264 8.978 0.000 0.000 4,356.242 199.974 0.673 0.000 4,155.594

After 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

Total 4,347.264 8.978 0.000 0.000 4,356.242 199.974 0.673 0.000 4,155.594

(21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 17.655 1.0 1.00 75.582 0.000 0.000 93.237 612.963 612.963 593.080

12-2014 16.191 1.0 1.00 100.776 0.000 0.000 116.967 530.656 1,143.620 1,065.913

12-2015 11.834 1.0 1.00 100.776 0.000 0.000 112.610 360.757 1,504.377 1,357.939

12-2016 9.304 1.0 1.00 100.776 0.000 0.000 110.080 262.082 1,766.459 1,550.731

12-2017 7.653 1.0 1.00 100.776 0.000 0.000 108.429 197.676 1,964.135 1,682.896

12-2018 6.491 1.0 1.00 100.776 0.000 0.000 107.267 152.377 2,116.512 1,775.501

12-2019 5.630 1.0 1.00 100.776 0.000 0.000 106.406 118.810 2,235.322 1,841.138

12-2020 4.968 1.0 1.00 100.776 0.000 0.000 105.744 92.959 2,328.280 1,887.825

12-2021 4.442 1.0 1.00 100.776 0.000 0.000 105.218 72.449 2,400.729 1,920.906

12-2022 4.014 1.0 1.00 100.776 0.000 0.000 104.790 55.789 2,456.519 1,944.067

12-2023 3.661 1.0 1.00 100.776 0.000 0.000 104.437 41.994 2,498.513 1,959.920

12-2024 3.363 1.0 1.00 100.776 0.000 0.000 104.139 30.387 2,528.899 1,970.352

12-2025 3.109 1.0 1.00 100.776 0.000 0.000 103.885 20.488 2,549.388 1,976.752

12-2026 2.889 1.0 1.00 100.776 0.000 0.000 103.665 11.878 2,561.266 1,980.131

12-2027 2.686 1.0 1.00 100.776 0.000 0.000 103.462 3.992 2,565.259 1,981.173

S Tot 103.890 1,486.446 0.000 0.000 1,590.336 2,565.259 2,565.259 1,981.173

After 0.000 0.000 0.000 0.000 0.000 0.000 2,565.259 1,981.173

Total 103.890 1,486.446 0.000 0.000 1,590.336 2,565.259 2,565.259 1,981.173

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 2,229.140

Oil Rate 1,349. 125. bbls/mo 46.5% 0.95 7.0% 0. 0. $ /w/mo Expense 100.0000 100.0000 10.00 1,981.173

Gas Rate 569. 52. Mcf/mo 46.5% 0.95 7.0% 8,398. 8,398. $ /mo

GOR 422. 422. scf/bbl Revenue 15.00 1,791.624

NGL Rate 0. 0. bbls/mo Oil 80.3388 80.3388 20.00 1,642.363

NGL Yield 0.0 0.0 bbl/MMcf Gas 80.3388 80.3388 25.00 1,521.870

Gas Shrinkage 50.5 50.5% 30.00 1,422.546

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: SEC: BLK: SRV:S

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 14.750 Year Life (01/2028)

DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 10 DEFAULT 04/18/2013 10:31:51

REGISTERED ENGINEERING FIRM F-693.

OIL PDP

Table 15

Cawley, Gillespie & Associates, Inc.

Figure 16

ENERGY & EXPLORATION PAR -- WC BULLARD A 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP | As of 04/2013

	As of 04/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	1,568.	46.7	1.20	6.0	191.	Initial	Final
Gas - mcf/mo	8,108.	46.7	1.20	6.0	985.	5,170.	5,170.

	03/2013 Cumulatives	15.41 Year Life (09/2028) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	94.7	80.6	175.4	77.000 NI	62.099	5,593.220	313.453	2,718.788	3,159.133	2,390.460
Gas - mmcf	347.9	416.9	764.8	100.000 WI	312.060	748.870	150.716	0.000		



OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: SEC: BLK: SRV:L
Reservoir : WOODBINE

● ⊕ ✻ -- Annual Averages Perfs: 8879 - 9129 Status:
First Production 09/2011 First Data 09/2011 Last Data 01/2013
04 / 18 / 2013 10 : 34 : 35 21 API: 4231330869

Cawley, Gillespie & Associates, Inc.

WC BULLARD A 1H
SEC: BLK: SRV:L
TX 03 OIL 142,030,025873

KJM I:\CGA3158\ARIESW\PDP.out
(DEFAULT) *ASN 8*

Table 16

Reserve Estimates and Economic Forecasts as of April 1, 2013 Energy & Exploration Partners LLC Interests Proved Developed Producing Reserves ENERGY & EXPLORATION PARTNE — WC BULLARD A 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Gross Oil Gross Gas Gross NGL Net Oil Net Gas Net NGL Avg Oil Avg Gas Avg NGL

End Production Production Production Production Sales Production Price Price Price

Mo-Year MBBLS MMCF MBBLS MBBLS MMCF MBBLS $/BBL $/MCF $/BBL

12-2013 11.9 61.6 0.0 9.173 46.095 0.000 90.070 2.400 0.000

12-2014 11.2 57.9 0.0 8.625 43.344 0.000 90.070 2.400 0.000

12-2015 8.5 43.8 0.0 6.530 32.814 0.000 90.070 2.400 0.000

12-2016 6.9 35.6 0.0 5.306 26.663 0.000 90.070 2.400 0.000

12-2017 5.8 30.2 0.0 4.495 22.589 0.000 90.070 2.400 0.000

12-2018 5.1 26.3 0.0 3.915 19.675 0.000 90.070 2.400 0.000

12-2019 4.5 23.4 0.0 3.478 17.479 0.000 90.070 2.400 0.000

12-2020 4.1 21.1 0.0 3.136 15.759 0.000 90.070 2.400 0.000

12-2021 3.7 19.2 0.0 2.860 14.372 0.000 90.070 2.400 0.000

12-2022 3.4 17.7 0.0 2.632 13.228 0.000 90.070 2.400 0.000

12-2023 3.2 16.4 0.0 2.441 12.268 0.000 90.070 2.400 0.000

12-2024 3.0 15.3 0.0 2.278 11.448 0.000 90.070 2.400 0.000

12-2025 2.8 14.3 0.0 2.137 10.738 0.000 90.070 2.400 0.000

12-2026 2.6 13.5 0.0 2.009 10.094 0.000 90.070 2.400 0.000

12-2027 2.5 12.7 0.0 1.888 9.488 0.000 90.070 2.400 0.000

S Tot 79.1 408.9 0.0 60.903 306.053 0.000 90.070 2.400 0.000

After 1.6 8.0 0.0 1.195 6.007 0.000 90.070 2.400 0.000

Total 80.6 416.9 0.0 62.099 312.060 0.000 90.070 2.400 0.000

Cum 94.7 347.9

Ult 175.4 764.8

(11) (12) (13) (14) (15) (16) (17) (18) (19) (20)

Oil Gas NGL Other Total Production Production Production Revenue

End Revenue Revenue Revenue Revenue Revenue Taxes Oil Taxes Gas Taxes NGL After Taxes

Mo-Year M$ M$ M$ M$ M$ M$ M$ M$ M$

12-2013 826.181 110.616 0.000 0.000 936.797 38.004 8.296 0.000 890.497

12-2014 776.882 104.016 0.000 0.000 880.898 35.737 7.801 0.000 837.361

12-2015 588.140 78.745 0.000 0.000 666.885 27.054 5.906 0.000 633.925

12-2016 477.888 63.984 0.000 0.000 541.872 21.983 4.799 0.000 515.090

12-2017 404.876 54.208 0.000 0.000 459.084 18.624 4.066 0.000 436.394

12-2018 352.650 47.216 0.000 0.000 399.866 16.222 3.541 0.000 380.103

12-2019 313.281 41.945 0.000 0.000 355.226 14.411 3.146 0.000 337.669

12-2020 282.451 37.817 0.000 0.000 320.268 12.993 2.836 0.000 304.439

12-2021 257.596 34.489 0.000 0.000 292.086 11.849 2.587 0.000 277.650

12-2022 237.098 31.745 0.000 0.000 268.843 10.907 2.381 0.000 255.555

12-2023 219.878 29.439 0.000 0.000 249.317 10.114 2.208 0.000 236.995

12-2024 205.190 27.473 0.000 0.000 232.663 9.439 2.060 0.000 221.164

12-2025 192.471 25.770 0.000 0.000 218.240 8.854 1.933 0.000 207.454

12-2026 180.914 24.222 0.000 0.000 205.136 8.322 1.817 0.000 194.997

12-2027 170.059 22.769 0.000 0.000 192.828 7.823 1.708 0.000 183.297

S Tot 5,485.555 734.455 0.000 0.000 6,220.010 252.336 55.084 0.000 5,912.590

After 107.665 14.415 0.000 0.000 122.081 4.953 1.081 0.000 116.047

Total 5,593.220 748.870 0.000 0.000 6,342.090 257.288 56.165 0.000 6,028.638

(21) (22) (23) (24) (25) (26) (27) (28) (29) (30) (31)

Ad Valorem Wells Operating Other Total Future Net Cumulative Cum.Cash Flow

End Taxes Gross Net Expense Deductions Investment Deductions Cash Flow Cash Flow Disc.@ 10. %

Mo-Year M$ Count M$ M$ M$ M$ M$ M$ M$

12-2013 22.262 1.0 1.00 160.693 0.000 0.000 182.955 707.542 707.542 684.593

12-2014 20.934 1.0 1.00 197.598 0.000 0.000 218.532 618.828 1,326.370 1,235.905

12-2015 15.848 1.0 1.00 187.915 0.000 0.000 203.763 430.162 1,756.532 1,584.049

12-2016 12.877 1.0 1.00 182.258 0.000 0.000 195.136 319.955 2,076.487 1,819.369

12-2017 10.910 1.0 1.00 178.512 0.000 0.000 189.422 246.972 2,323.459 1,984.464

12-2018 9.503 1.0 1.00 175.833 0.000 0.000 185.335 194.768 2,518.227 2,102.810

12-2019 8.442 1.0 1.00 173.813 0.000 0.000 182.255 155.415 2,673.641 2,188.654

12-2020 7.611 1.0 1.00 172.231 0.000 0.000 179.842 124.596 2,798.238 2,251.219

12-2021 6.941 1.0 1.00 170.956 0.000 0.000 177.897 99.752 2,897.990 2,296.756

12-2022 6.389 1.0 1.00 169.904 0.000 0.000 176.293 79.262 2,977.252 2,329.653

12-2023 5.925 1.0 1.00 169.021 0.000 0.000 174.946 62.049 3,039.301 2,353.067

12-2024 5.529 1.0 1.00 168.267 0.000 0.000 173.796 47.367 3,086.668 2,369.321

12-2025 5.186 1.0 1.00 167.615 0.000 0.000 172.801 34.653 3,121.321 2,380.136

12-2026 4.875 1.0 1.00 167.022 0.000 0.000 171.897 23.100 3,144.421 2,386.697

12-2027 4.582 1.0 1.00 166.465 0.000 0.000 171.047 12.250 3,156.671 2,389.870

S Tot 147.815 2,608.104 0.000 0.000 2,755.919 3,156.671 3,156.671 2,389.870

After 2.901 110.684 0.000 0.000 113.585 2.462 3,159.133 2,390.460

Total 150.716 2,718.788 0.000 0.000 2,869.504 3,159.133 3,159.133 2,390.460

Evaluation Parameters (Gross) Expenses (Gross) Percent Interests            Percent Cum. Disc.

Initial Final Units            Dei n Def            Initial Final Units            Initial Final            5.00 2,713.231

Oil Rate 1,568. 190. bbls/mo 46.8% 1.20 6.0% 0. 0. $ /w/mo Expense 100.0000 100.0000 10.00 2,390.460

Gas Rate 8,108. 985. Mcf/mo 46.8% 1.20 6.0% 13,145. 13,145. $ /mo

GOR 5,170. 5,170. scf/bbl Revenue 15.00 2,147.515

NGL Rate 0. 0. bbls/mo Oil 77.0000 77.0000 20.00 1,958.599

NGL Yield 0.0 0.0 bbl/MMcf Gas 77.0000 77.0000 25.00 1,807.652

Gas Shrinkage 2.8 2.8% 30.00 1,684.274

Oil Severance 4.6 4.6%

Gas Severance 7.5 7.5 % LOCATION: SEC: BLK: SRV:L

NGL Severance 7.5 7.5%

Ad Valorem 2.5%

9 Months in first year 15.417 Year Life (09/2028)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. ASN 8 DEFAULT 04/18/2013 10:31:51

TEXAS REGISTERED ENGINEERING FIRM F-693.

OIL PDP

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APPENDIX

Explanatory Comments for Summary Tables

HEADINGS

Table I

Description of Table Information

Identity of Interest Evaluated

Reserve Classification and Development Status

Property Description – Location

Effective Date of Evaluation

FORECAST

(Columns)

(1) (11) (21) Calendar or Fiscal years/months commencing on effective date.

(2) (3) (4) Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels

(Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date, and ultimate recovery at the effective date are shown following the annual/monthly forecasts.

(5) (6) (7) Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage.

(8) Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes.

(9) Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes.

(10) Average (volume weighted) gross ngl price per barrel before deducting production-severance taxes.

(12) Revenue derived from oil sales — column (5) times column (8).

(13) Revenue derived from gas sales — column (6) times column (9).

(14) Revenue derived from ngl sales — column (7) times column (10).

(15) Revenue derived from other sources.

(16) Total Revenue – sum of column (12) through column (15).

(17) (18) (19) Production-severance taxes deducted from gross oil, gas and ngl revenue.

(20) Revenue after taxes – column (16) less the total of column (17), column (18) and column (19).

(22) Ad Valorem taxes.

(23) Average gross wells.

(24) Average net wells are gross wells times working interest.

(25) Operating Expenses are direct operating expenses to the evaluated working interest, but may also include items noted

in “Other Deductions” column (26).

(26) Other Deductions may include compression-gathering expenses, transportation costs, water disposal costs and net profits burdens. These are the share of costs payable by the evaluated expense interests and take into account any changes in interests.

(27) Investments, if any, include work-overs, future drilling costs, pumping units, etc. and may be included either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life.

(28) Total Deductions – sum of column (22), column (25), column (26) and column (27).

(29) (30) Future Net Cash Flow is column (20) less column (28). The data in column (29) are accumulated in column (30).

Federal income taxes have not been considered.

(31) Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates.

MISCELLANEOUS

DCF Profile • The cash flow discounted at six different rates are shown at the bottom of columns (30-31). Interest has been compounded once per year.

Life • The economic life of the appraised property is noted in the lower right-hand corner of the table.

Footnotes • Comments regarding the evaluation may be shown in the lower left-hand footnotes.

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APPENDIX

Methods Employed in the Estimation of Reserves

The four methods customarily employed in the estimation of reserves are (1) production performance, (2) material balance, (3) volumetric and (4) analogy. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs.

Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates.

A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows:

Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as “decline curve” analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates.

Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available.

Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated.

Analogy. This method which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained by this method are generally considered to have a relatively low degree of accuracy.

Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance.

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APPENDIX

Reserve Definitions and Classifications

The Securities and Exchange Commission, in SX Reg. 210.4-10 dated November 18, 1981, as amended on September 19, 1989 and January 1, 2010, requires adherence to the following definitions of oil and gas reserves:

“(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations— prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

“(i) The area of a reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

“(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

“(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

“(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

“(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

“(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

“(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

“(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

“(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

“(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

“(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

“(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

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“(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

“(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

“(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

“(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

“(iv) See also guidelines in paragraphs (17)(iv) and (17)(vi) of this section (below).

“(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

“(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

“(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

“(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

“(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

“(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

“(vi) Pursuant to paragraph (22)(iii) of this section (above), where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.”

Instruction 4 of Item 2(b) of Securities and Exchange Commission Regulation S-K was revised January 1, 2010 to state that “a registrant engaged in oil and gas producing activities shall provide the information required by Subpart 1200 of Regulation S–K.” This is relevant in that Instruction 2 to paragraph (a)(2) states: “The registrant is permitted, but not required, to disclose probable or possible reserves pursuant to paragraphs (a)(2)(iv) through (a)(2)(vii) of this Item.”

“(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

“Note to paragraph (26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).”

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